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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

FULL HOUSE RESORTS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

FULL HOUSE RESORTS, INC.

4670 Fort Apache Road, Suite 190

Las Vegas, Nevada 89147

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on 31st day of May, 2006

Dear Stockholder:

You are invited to attend our Annual Meeting of Stockholders, which will be held at 10:00 a.m., local time, on the 31st day of May, 2006, at the Luxe Hotel Sunset Boulevard Bel-Air, 11461 Sunset Boulevard, Los Angeles, CA 90049, for the following purposes:

(1)	to elect six members to our board of directors to serve until our 2007 annual meeting of stockholders or until their successors are duly elected and qualified;

(2)	to approve the amendment and restatement of our certificate of incorporation to include a new stock ownership restriction provision in connection with our application for gaming licenses in Nevada and another minor technical amendment;

(3)	to approve our 2006 Incentive Compensation Plan;

(4)	to ratify the appointment of Piercy Bowler Taylor & Kern, Certified Public Accountants and Business Advisors, a Professional Corporation as our independent auditors for 2006; and

(5)	to transact such other business as may properly come before the annual meeting, including any adjournments or postponements thereof.

Our board of directors has fixed the close of business on April 27, 2006 as the record date for determining those stockholders entitled to notice of, and to vote at, the annual meeting and any adjournments or postponements thereof.

Whether or not you expect to be present, please sign, date and return the enclosed proxy card in the enclosed pre-addressed envelope as promptly as possible. No postage is required if mailed in the United States.

By Order of the Board of Directors

J. Michael Paulson
Chairman of the Board

Las Vegas, Nevada

April     , 2006

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. EVEN IF YOU EXECUTE A PROXY CARD, YOU MAY NEVERTHELESS ATTEND THE MEETING, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE, AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

2006 ANNUAL MEETING OF STOCKHOLDERS

OF

FULL HOUSE RESORTS, INC.

PROXY STATEMENT

This proxy statement contains information relating to our 2006 Annual Meeting of Stockholders to be held at 10:00 a.m., local time, on May 31, 2006, at the Luxe Hotel Sunset Boulevard Bel-Air, 11461 Sunset Boulevard, Los Angeles, CA 90049 and to any adjournments or postponements. This proxy statement and the enclosed form of proxy are first being mailed to stockholders on or about April 30, 2006.

ABOUT THE MEETING

What Is The Purpose Of The Annual Meeting?

At the annual meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, including

•	the election of six directors,

•	approval of amendment and restatement of our certificate of incorporation, to include new ownership restriction provisions,

•	approval and adoption of the our 2006 incentive compensation plan and

•	the ratification of Piercy Bowler Taylor & Kern as our independent auditors.

The stockholders also will transact any other business that properly comes before the meeting.

Who Is Entitled To Vote?

Only stockholders of record at the close of business on the record date, April 27, 2006, are entitled to receive notice of the annual meeting and to vote the shares of our common stock or preferred stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted upon. Each outstanding share of preferred stock entitles its holder to cast one vote on each matter to be voted upon. Half of the outstanding shares of preferred stock are held by William P. McComas, one of our directors.

Who Can Attend The Meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend. Please note that if you hold shares in “street name,” that is, through a broker or other nominee, you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date. You will also need a photo ID to gain admission.

What Constitutes A Quorum?

The presence at the meeting, in person or by proxy, of the holders of 40% of the total number of shares of our common stock and preferred stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 10,340,380 shares of our common stock were outstanding and held by approximately [        ] stockholders of record. There are 700,000 shares of our Series A Preferred Stock outstanding and entitled to one vote each voting together with the common stock and held by two stockholders of record. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting for purposes of determining a quorum but will not be counted as votes cast “for” or “against” any given matter.

If less than 40% of outstanding shares entitled to vote are represented at the meeting, a majority of the shares present at the meeting may adjourn the meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

How Do I Vote?

If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you direct. If you are a registered stockholder and you attend the meeting, you may deliver your completed proxy card in person. “Street name” stockholders who wish to vote at the meeting will need to obtain a proxy from the institution that holds their shares.

Prior to the annual meeting, we will select one or more inspectors of election. These inspectors will determine the number of shares of common stock and Series A preferred stock represented at the meeting, the existence of a quorum, the validity of proxies and will count the ballots and votes and will determine and report the results to us.

May I Change My Vote After I Return My Proxy Card?

Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with our Secretary either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What Are The Board’s Recommendations?

The enclosed proxy is solicited on behalf of our board of directors. Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our board of directors. The recommendation of the board of directors is set forth with the description of each item in this proxy statement. In summary, the board of directors recommends a vote:

•	FOR the election of the nominated slate of directors (see pages 5-10).

•	FOR approval of the amendment and restatement of our certificate of incorporation to include a new stock ownership restriction provision in connection with our application for gaming licenses in Nevada and another minor technical amendment. (see pages 10-12).

•	FOR approval and adoption of our 2006 Incentive Compensation Plan. (see pages 12-21).

•	FOR the ratification of Piercy Bowler Taylor & Kern as independent auditor (see pages 23).

The board of directors does not know of any other matters that may be brought before the meeting nor does it foresee or have reason to believe that the proxy holders will have to vote for substitute or alternate board nominees. In the event that any other matter should properly come before the meeting or any nominee is not available for election, the proxy holders will vote as recommended by the board of directors or, if no recommendation is given, in accordance with their best judgment.

What Vote Is Required To Approve Each Item?

Election Of Directors. A plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Stockholders do not have the right to cumulate their votes for directors.

Approval of Amendment and Restatement of Certificate of Incorporation. An affirmative vote of the majority of the voting power of all outstanding shares entitled to vote on the amendment and restatement of the certificate of incorporation at the meeting is required for the approval of the amendment and restatement. A properly executed proxy marked “ABSTAIN” with respect to approval of the amendment and restatement will have the same effect as a vote against the amendment and restatement, and will be counted for purposes of determining whether there is a quorum.

Approval and Adoption of 2006 Incentive Compensation Plan. An affirmative vote of the majority of the votes cast at the meeting is required for the approval of the 2006 Incentive Compensation Plan. A properly executed proxy marked “ABSTAIN” with respect to approval and adoption of the plan will not be voted with respect to the approval and adoption of the plan, although it will be counted for purposes of determining whether there is a quorum.

Ratification of Piercy Bowler Taylor & Kern. An affirmative vote of a majority of the votes cast at the meeting is required for the ratification of the independent auditor. A properly executed proxy marked “ABSTAIN” with respect to ratification will not be voted with respect to ratification, although it will be counted for purposes of determining whether there is a quorum.

Other Items. For any other item which may properly come before the meeting, the affirmative vote of a majority of the votes cast at the meeting, either in person or by proxy, and voting will be required for approval, unless otherwise required by law. A properly executed proxy marked “ABSTAIN” with respect to any of those matters will not be voted, although it will be counted for purposes of determining whether there is a quorum.

If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon, including the approval of the amendment to our certificate of incorporation and the approval and adoption of the incentive compensation plan. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by these “broker non-votes” will, however, be counted in determining whether there is a quorum.

Who Pays For The Preparation Of The Proxy Statement?

We will pay the cost of preparing, assembling and mailing the proxy statement, notice of meeting and enclosed proxy card. In addition to the use of mail, our employees may solicit proxies personally and by telephone. Our employees will receive no compensation for soliciting proxies other than their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies and we may reimburse those persons for their expenses incurred in connection with these activities. We will compensate only independent third party agents that are not affiliated with us but solicit proxies. At this time, we do not anticipate that we will be retaining a third party solicitation firm, but should we determine, in the future, that it is in our best interests to do so, we will retain a solicitation firm and pay for all costs and expresses associated with retaining this solicitation firm.

You should review the information provided in this proxy statement in conjunction with our 2005 Annual Report to Stockholders, which accompanies this proxy statement. Our principal executive offices are located 4670 South Fort Apache Road, Suite 190, Las Vegas, Nevada 89147 and our telephone number is (702) 221-7800. A list of stockholders entitled to vote at the annual meeting will be available at our offices for a period of ten days prior to the meeting and at the meeting itself for examination by any stockholder.

SECURITY OWNERSHIP

The following table sets forth information as of the record date concerning the beneficial ownership of our common stock by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding common stock,

•	each director,

•	each of the named executive officers (as defined below), and

•	all executive officers and directors as a group.

Unless otherwise listed above, the address for each of our officers and directors is c/o Full House Resorts, 4670 South Fort Apache Road, Suite 190, Las Vegas, Nevada 89147

Name and Address of Beneficial Owner	Number of Shares Owned (1)		Percentage of Class Outstanding (1)
Common Stock:

William P. McComas	1,455,134	(2)	13.74%

Lee A. Iacocca	1,381,471	(3)	12.95%

LKL Family Limited Partnership 10900 Wilshire Boulevard, Suite 310 Los Angeles, California 90024	1,056,471		10.22%

J. Michael Paulson	3,281,500	(4)	31.73%

Allen E. Paulson Living Trust 514 Via De La Valle, Suite 210 Solana Beach, California 92075	3,181,500		30.77%

Andre Hilliou (5)	7,500		-0	-%

Carl G. Braunlich	-0	-	-0	-

Mark J. Miller	-0	-	-0	-

Greg Violette (5)	7,500		-0	-%

James Meier (6)	-0	-	-0	-

All Officers and Directors as a Group (10 Persons)	6,133,105	(7)	56.19%

Series A Preferred Stock:

William P. McComas	350,000		50.0%

H. Joe Frazier 2420 Sea Island Drive Fort Lauderdale, Florida 33301	350,000		50.0%

(1)	Shares are considered beneficially owned, for purposes of this table only, if held by the person indicated as beneficial owner, or if such person, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise, has or shares the power to vote, to direct the voting of and/or dispose of or to direct the disposition of, such security, or if the person has a right to acquire beneficial ownership within 60 days, unless otherwise indicated in these footnotes. Any securities outstanding which are subject to options or warrants exercisable within 60 days are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.

(2)	Includes options to purchase 250,000 shares of common stock.

(3)	Includes options to purchase 325,000 shares of common stock and 1,056,471 shares held by the LKL Family Limited Partnership of which Lee A. Iacocca is the General Partner

(4)	Includes 3,181,500 shares held by the Allen E. Paulson Living Trust of which Mr. J. Michael Paulson is the trustee.

(5)	Upon approval and adoption of our 2006 Incentive Compensation Plan., Messrs. Hilliou and Violette will each be granted 275,000 shares of restricted stock, or 2.6% of our outstanding common stock.

(6)	The Compensation Committee has approved the issuance of 110,000 shares of restricted stock, subject to stockholder approval, to Messrs. Meier, Aaron, Elam, one employee of Full House, and one employee of a related entity. The amounts to be issued to each individual are to be determined at a later date.

(7)	Includes 575,000 shares of common stock which may be purchased upon exercise of currently exercisable options.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and persons who own more than ten percent of our outstanding common stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock. These persons are required by SEC regulation to furnish us with copies of all such reports they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, we believe that all Section 16(a) reports were timely filed by our officers, directors and greater than ten percent beneficial owners, except that William P. McComas, inadvertently failed to timely file two Form 4’s to report his disposition of common stock, which were reported in Form 4’s on June 1, 2005 and September 23, 2005, and T. Wesley Elam inadvertently failed to timely file a Form 3 to report his initial statement of beneficial ownership of common stock, which was reported on a Form 3 in April __, 2006.

PROPOSAL ONE: ELECTION OF DIRECTORS

Our bylaws provide that the number of directors constituting our board of directors shall be fixed from time to time by the board. Our board of directors currently consists of six directors. The nominees to be voted on by stockholders at this meeting are Carl G. Braunlich, Andre M. Hilliou, Lee A. Iacocca, William P. McComas, Mark J. Miller and J. Michael Paulson.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES.

All nominees have consented to be named and have indicated their intent to serve if elected. We have no reason to believe that any of these nominees are unavailable for election. However, if any of the nominees become unavailable for any reason, the persons named as proxies may vote for the election of such person or persons for such office as our board of directors may recommend in the place of such nominee or nominees. It is intended that proxies, unless marked to the contrary, will be voted in favor of the election of Carl G. Braunlich, Andre M. Hilliou, Lee A. Iacocca, William P. McComas, Mark J. Miller and J. Michael Paulson.

The names, ages and positions of all our nominees for director and executive officers as of April 27, 2006 are listed below, followed by a brief account of their business experience during the past five years.

Name	Age	Position
J. Michael Paulson	51	Chairman
Lee A. Iacocca	82	Director
William P. McComas	80	Director
Andre M. Hilliou	58	Director/ Chief Executive Officer
Carl G. Braunlich	53	Director
Mark J. Miller	49	Director
Barth F. Aaron	57	Secretary
Greg Violette	55	Executive Vice President — Development
James. D. Meier	41	Chief Financial Officer
T. Wesley Elam	52	Vice President of Operations and Project Management

J. Michael Paulson is has been our Chairman and a director of the company since March 2004. Mr. Paulson has been involved in the real estate development and investment business since 1986 as the Founder, Owner and President of Nevastar Investments Corp. and Construction Specialist of Nevada, Inc. Mr. Paulson has been a director, president and general manager of Gold River Resort and Casino, Inc. and Gold River Operating Corporation since 2000. Mr. Paulson also serves as a director or officer of various businesses involving thoroughbred racing and breeding operations, oil exploration and real estate, gaming and equity investments. Mr. Paulson worked in the aerospace industry for 17 years, including 11 years with Gulfstream Aerospace Corporation.

Lee A. Iacocca has been one of our directors since April 1998. In 1997, he founded EV Global Motors, to design, market and distribute the next generation of electric vehicles. Mr. Iacocca is former Chief Executive Officer and Chairman of the Board of Directors of Chrysler Corporation, retiring from those positions in 1992. He retired as a Chrysler Director in September 1993 and continued to serve as a consultant to Chrysler until 1994. He is Chairman of the Iacocca Foundation, a philanthropic organization dedicated to educational projects and the advancement of diabetes research, and is Chairman of the Committee for Corporate Support of Joslin Diabetes Foundation. Mr. Iacocca is also Chairman Emeritus of the Statue of Liberty—Ellis Island Foundation and serves on the Advisory Board of Reading Is Fundamental, the nation’s largest reading motivation program.

William P. McComas has been one of our directors since November 1992. He served as interim President of Full House Resorts between October 7, 1997 and April 9, 1998 and became Chairman of the Board and Chief Executive Officer on March 5, 1998 and served in that capacity until March 2004. He has been President of McComas Properties, Inc., a California real estate development company, since January 1984. Mr. McComas and companies controlled by him have owned or developed several hotels and resorts, including Marina Bay Resort, Fort Lauderdale, Florida; Ocean Colony Hotel and Resort, Half Moon Bay, California; Residence Inn by Marriott, Somers Point, New Jersey; and five Holiday Inns located in Des Moines, Iowa; San Angelo, Texas; Suffern, New York; Niagara Falls, New York; and Fort Myers, Florida.

Andre M. Hilliou became President and Chief Executive Officer of Full House in March 2004 and has been a director since May 2005. From 2001 until joining the Full House, he served as Chairman and Chief Executive Officer of Vision Gaming and Technology. Mr. Hilliou held executive positions with various companies including Chief Executive Officer of American Bingo and Gaming, Inc. and Chief Executive Officer of Aristocrat, Inc. He also spent 16 years with the Showboat Corporation, reaching the level of Senior Vice President of Operations for its Atlantic City, New Jersey property, and Chief Executive Officer of Showboat’s Sydney Harbour Casino, a $1 billion development project.

Dr. Carl G. Braunlich has been one of our directors since May 2005. He is Associate Professor, Department of Hospitality and Tourism Management, at Purdue University, West Lafayette, Indiana. Dr. Braunlich holds a Doctor of Business Administration in International Business from United States International University, San Diego, CA. He has been a Professor at Purdue since 1990. Previously he was on the faculty at United States International University. Dr Braunlich has held executive positions at the Golden Nugget Hotel and Casino in Atlantic City, NJ and at Paradise Island Hotel and Casino, Nassau, Bahamas. He has been a consultant to Wynn Las Vegas, Harrah’s Entertainment, Inc., Showboat Hotel and Casino, Bellagio Resort and Casino, International Game Technology, Inc., Atlantic Lottery Corporation, Nova Scotia Gaming Corporation and the Nevada Council on Problem Gambling. He was on the Board of Directors of the National Council on Problem Gambling and has served on several Problem Gambling Committees, including those of the Nevada Resort Association and the American Gaming Association.

Mark J. Miller has been one of our directors since May 2005. Since 2003, Mr. Miller has served as Executive Vice President and Chief Financial Officer of Aero Products International, a leading maker of premium, air-filled bedding products. From 1998 until 2003, Mr. Miller was Executive Vice President and Chief Financial Officer and then, Chief Operating Officer of American Skiing Company, owner and operator of seven well-known ski resorts located in New England, Colorado and Utah. From 1994 until 1998, he was an Executive Vice President of Showboat, Inc. with responsibility for operational support for new casino development. Previously, Mr. Miller served in various positions within the Showboat organization, including President and Chief Executive Officer of Atlantic City Showboat, Inc. Mr. Miller holds a Master Degree in Accountancy from Brigham Young University and is a Certified Public Accountant.

Greg Violette became Executive Vice President of Development in December 2005. Prior to that he served as our Chief Operating Officer since January 2005 and served as our Chief Financial Officer from March 2004 until January 2005. Mr. Violette has 12 years of gaming experience. From August 2001 until joining Full House he was a financial and operational consultant to the gaming industry. From August 1997 until August 2001 he served as Chief Financial Officer of Pacific Coast Gaming and Michels Development Company (under common ownership) in the business of developing and managing casinos. Prior to that Mr. Violette served as the Chief Financial Officer for casinos in the Midwest. He has been involved in developing and managing several casinos for tribes in the Midwest and Southwest. Prior to his gaming experience, Mr. Violette worked in the travel industry for 10 years, holding middle and senior management positions with Hertz Rent a Car and Northwest Airlines.

Barth F. Aaron was appointed Secretary of Full House in March 2004. He has served as our General Counsel since March 2004. Beginning April 2002, Mr. Aaron was General Counsel of Vision Gaming and Technology, Inc., for which he remains company Secretary and legal counsel. From January 2001 until April 2002, Mr. Aaron served as Corporate Director of Regulatory Compliance and Risk Management for Penn National Gaming, Inc. From August 1996 until May 2000, Mr. Aaron was Corporate General Counsel for Aristocrat, Inc., the U.S. subsidiary of Australia’s largest slot machine manufacturer, where he was a legal consultant from May 2000 until January 2001. Mr. Aaron has been a Deputy Attorney General with the New Jersey Division of Gaming Enforcement and is admitted to practice law in the states of Nevada, New Jersey and New York.

James D. Meier became Chief Financial Officer in January 2005 and has served as our Controller from July 2004 until January 2005. Previously, he served as Chief Financial Officer of Capital One, LLC and of Phoenix Leisure Corporation. He has held financial and accounting positions at Ameristar Casinos, Inc. and Nevada Palace Hotel and Casino and until 1999 was an auditor with Piercy Bowler Taylor & Kern. Mr. Meier is a Certified Public Accountant and Certified Management Accountant with a Master’s Degree in Hotel Administration from University of Nevada, Las Vegas. He received his Bachelor of Science degree in Business Administration from Minnesota State University.

T. Wesley Elam became our Vice President of Operations and Project Management in May 2005. Prior to joining us, he served as general manager of the Argosy Casino in Baton Rouge, Louisiana beginning in December 1998. From September 1994 until August 1998 he served as chief operating officer for the Star City Casino in Sydney, Australia, responsible for the openings and operations of both the temporary and permanent casino/hotel. Prior to that, he served as controller for Casino Windsor, Ontario, Canada, overseeing the construction and opening of the temporary casino, which was a fast track project of only six months. Previously, he served in various executive positions with responsibilities for opening and operations of the Trump Taj Mahal Casino, Showboat Casino, Trump Castle Casino and Tropicana Casino. Mr. Elam holds a Bachelor of Science degree in Business Administration from the University of Nevada — Reno.

The term of office of each director ends at the next annual meeting of stockholders or when his successor is elected and qualified. Our officers serve at the discretion of the board of directors. None of our officers has an employment agreement with the company.

Director Compensation

Independent directors receive $20,000 per year for service on our board plus $1,000 for each meeting attended in excess of four per year. The chairperson of each committee of the board receives an additional $10,000 and each committee member receives $1,000 per committee meeting attended.

Independent Directors

Under the corporate governance standards of the American Stock Exchange, or AMEX, at least 50% of our board of directors and all of the members of our audit committee, compensation committee and the nominating committee must meet the test of independence as defined by the listing requirements of AMEX. Our board of directors, in the exercise of its reasonable business judgment, has determined that a majority of our directors qualify as independent directors pursuant to the AMEX and SEC rules and regulations. In making the determination of independence, our board considered that no independent director has a material relationship with Full House, either directly or as a partner or shareholder of an organization that has a relationship with Full House or (ii) any other relationships that, in their judgment, would interfere with the director’s independence. Our independent directors are Mr. Paulson, Mr. Iacocca, Dr. Braunlich and Mr. Miller.

Meetings and Committees of the Board of Directors

Meetings. During fiscal year 2005, the board of directors held four meetings. In addition, prior to forming a separate audit committee, compensation committee and nominating committee in May 2005, our board of directors held two meeting acting as the audit committee, and one meeting acting as the nominating committee. Each of our directors attended at least 75% of the aggregate of the number of meetings of the board of directors which were held during the period such person served on the board of directors and the number of meetings of committees of the board of directors held during the period that such person served on such committee. We have no specific requirements regarding the attendance at the annual meeting of stockholders by our directors. In 2005, all of our directors attended the annual meeting in person.

We have three standing committees: the audit committee, the nominating committee and the compensation committee.

Audit Committee

Our audit committee is comprised of three members, Mr. Miller, Dr. Braunlich and Mr. Iacocca. Our board has determined that Mr. Miller, the chair of the audit committee is an audit committee financial expert as defined by the rules and regulations of the Securities and Exchange Commission. Our board of directors in its reasonable judgment has determined that each member of the audit committee is independent as defined under the applicable AMEX listing standards and federal law. Our audit committee held four meetings in 2005; two of these meetings were held by the board of directors acting as the audit committee prior to the formation of a separate audit committee.

The audit committee’s functions include overseeing and monitoring the activities of our financial reporting process, our systems of internal controls over financial reporting and the integrity of our financial statements, the independent auditors’ qualifications, independence and performance, and to assist our board of directors in ensuring our compliance with legal and regulatory requirements in our financial reporting process. Our board of directors has adopted a written charter for the audit committee setting out the functions that it is to perform. A copy of the audit committee charter is attached hereto as Appendix A to this proxy statement. The text of the charter is also available on our website at www.fullhouseresorts.com.

Please refer to the audit committee report, which is set forth on page 24, for a further description of our audit committee’s responsibilities and its recommendations with respect to our audited consolidated financial statements for the year ended December 31, 2005.

Compensation Committee

The compensation committee is comprised of three members, Messrs. Paulson, Iacocca, and Dr. Braunlich. Mr. Paulson acts as chair of the compensation committee. Our board of directors, in its reasonable judgment has determined that each member of the compensation committee is independent as defined under the applicable AMEX listing standards. Our compensation committee held two meetings in 2005.

The compensation committee’s functions include reviewing and making recommendations to the board of directors regarding all forms of compensation to be provided to our executive officers and directors. Our board of directors has adopted a written charter for the compensation committee setting out the functions that it is to perform and has recently amended the charter. A copy of the compensation committee charter is attached hereto as Appendix B to this proxy statement. The text of the charter is also available on our website at www.fullhouseresorts.com.

Nominating Committee

Our nominating committee is comprised of two members, Messrs. Paulson and Iacocca. Mr. Paulson acts as chair of the nominating committee. Each member of the nominating committee is independent as defined under the applicable AMEX listing standards. Prior to the establishment of a separate nominating committee, our board of directors acting as the nominating committee held one meeting during 2005.

Our board of directors has adopted a written charter for the nominating committee setting out the functions that it is to perform and has recently amended the charter. A copy of the nominating committee charter is attached hereto as Appendix C to this proxy statement. The text of the charter is also available on our website at www.fullhouseresorts.com.

Our nominating committee’s functions include assisting our board of directors with respect to nominating new directors. To fulfill its responsibilities and duties, the committee, among other things; determines periodically, as appropriate, desired board qualifications, expertise and characteristics, including such factors as business experience and skills and knowledge with respect to gaming, finance, marketing, financial reporting, regulatory and any other areas as may be expected to contribute to an effective board; determines periodically, as appropriate, whether there are any specific, minimum qualifications that the nominating committee believes must be met by a nominee approved by the nominating committee for a position on the board and whether there are any specific qualities or skills that the nominating committee believes are necessary for one or more directors to possess; conducts searches for potential board members with corresponding attributes as needed; evaluates, proposes and approves nominees for election or appointment to the board; and considers, evaluates and, as applicable, proposes and approves, stockholder nominees for election to the board.

The nominating committee will consider stockholder recommendations for director candidates and will do so in the same manner that it considers all director candidates. There are no specific, minimum qualifications that must be met by a director nominee recommended by a stockholder except as provided for by applicable law. A stockholder wishing to recommend a prospective director nominee for consideration should send notice to Full House Resorts, Inc., Attention: Nominating Committee c/o Secretary, 4670 Fort Apache Road, Suite 190, Las Vegas, Nevada 89147. To be included in our proxy for our next annual meeting, the notice of recommendation must be made in writing and received by our Secretary by December 31, 2006. Although the committee’s charter permits the committee to engage a search firm to identify director candidates, we did not pay any third parties a fee to assist in the process of identifying or evaluating director candidates in 2005.

Code of Conduct and Ethics

Our board of directors has adopted a code of conduct and ethics applicable to each of our directors, officers and employees. In addition, our board of directors has adopted a separate code of ethics applicable to the Chief Executive Officer and senior financial officers. The full text of the code of conduct and ethics and the code of ethics are available at our website at www.fullhouseresorts.com.

Compensation Committee Interlocks and Insider Participation

No executive officer of Full House serves as a member of the compensation committee of the board of directors of any entity one or more of whose executive officers serves as a member of our board of directors.

Communications with the Board of Directors

Our board of directors believes it important that interested parties have the opportunity to communicate their concerns directly to our board of directors. Stockholders may contact or communicate with an individual director or our board of directors as a group, including the non-employee directors as a group, by addressing that letter to Full House Resorts, Inc., Attention: Board of Directors c/o Company Secretary, 4670 Fort Apache Road, Suite 190, Las Vegas, Nevada 89147. Each communication should specify the applicable addressee or addressees to be contacted.

PROPOSAL TWO: APPROVAL OF THE AMENDMENT AND RESTATEMENT OF OUR CERTIFICATE OF INCORPORATION TO INCLUDE A NEW STOCK OWNERSHIP RESTRICTION PROVISION AND MAKE TECHNICAL AMENDMENTS

Introduction

As of March 21, 2006 our board of directors adopted a resolution to amend and restate and to recommend that our stockholders approve the amendment and restatement of our certificate of incorporation to replace Article Fifth which previously listed the incorporator with a new Article Fifth that would give Full House the right to redeem outstanding shares of our capital stock under certain circumstances. The Certificate of Incorporation has been amended several times since Full House was originally incorporated, and the current Article Fifth pertaining to the incorporator serves no useful purpose. The amended and restated certificate will incorporate the amendment to Article Fifth and all the previous amendments to the certificate of incorporation. In connection with our pending acquisition of Stockman’s casino, we are applying for necessary gaming licenses in Nevada. One of the requirements of these gaming licenses is that our directors, officers and those who own specified percentages of our capital stock must meet eligibility requirements for licenses. In order to ensure compliance with these regulatory requirements, we propose to amend our certificate of incorporation to allow us to repurchase shares of our capital stock from any stockholder if continued ownership of those shares by that stockholder would jeopardize any gaming license, approval, franchise, consent or management contract held by us or any of our subsidiaries.

Most gaming regulatory authorities, including the Nevada Gaming Commission, retain the right to regulate who owns and controls the holder of a license. Once we obtain the necessary licenses to complete our acquisition of Stockman’s casino, if a regulatory authority disapproves of any holder of our shares of capital stock, it could terminate any license or other approvals that authority has issued to us. We, therefore, need the right to redeem shares of our capital stock held by any stockholder if a regulatory authority objects to the continued ownership of our shares by that stockholder or if a stockholder will not provide any information required by a regulatory authority.

As discussed below, new Article Fifth defines obligations for our directors and those who beneficially own at least 5% of any class or series of our capital stock and describes the conditions under which we would be able to redeem our outstanding shares of capital stock from a stockholder, including when shares are eligible for redemption, the redemption price, payment methods, notice requirements and rights of a disqualified stockholder. The full text of new Article Fifth is included in Appendix D to this proxy statement.

Director and Beneficial Holder Obligations

Under the new Article Fifth and as required by Nevada gaming laws, each of our directors will be required to and each person who acquires 10% or more of any class or series of our capital stock will be deemed to have consented to:

•	provide to any gaming authority information and update information provided regarding the director or beneficial holder, including information regarding such gaming-related activities and financial statements as a gaming authority may require to determine the director’s suitability to serve or the beneficial holder’s suitability as a beneficial owner;

•	respond to written or oral questions that may be propounded by any gaming authority;

•	the performance of any background investigation that may be required by any gaming authority, including an investigation of any criminal record; and

•	if required by a gaming authority, apply for and obtain all appropriate licenses, permits or approvals.

Any person who becomes the beneficial holder of 5% or more of any class or series of our capital stock must notify us and the appropriate gaming authorities of that fact.

Any beneficial holder who fails to comply with these provisions will be deemed to have agreed to indemnify us and our directors, officers stockholders, employees and agents from losses, damages and other liabilities that we may arise or result from the beneficial holder’s failure to comply with new Article Fifth and applicable law. As compensation to us for this indemnity, we may withhold all or a portion of the redemption price discussed below or, if no redemption price is payable, cancel the number of shares of capital stock held by such person in the amount necessary to reduce the person’s holdings of our capital stock to a level that would not result in our liability to a gaming authority or other person.

Any director whose membership on our board may result in the failure to obtain or retain necessary gaming licenses or approvals, who does not satisfy the obligations described above or who fails or refuses to obtain required gaming licenses or permits will be a disqualified director and will automatically be removed from our board of directors without the need for Stockholder vote.

Redemption Provisions

We may redeem our capital stock by action of our board of directors if, among other things, in the judgment of our board of directors the person’s holding our capital stock may result in

•	the disapproval, modification, or non-renewal of any contract or agreement that is regulated or may require approval of a gaming authority to which we or any our affiliates is a party or is subject; or

•	the failure to obtain or the loss or non-reinstatement of any license, permit or franchise from any gaming authority held by us or any of our affiliates to conduct any portion of our business.

The redemption price will be equal to the average closing price for the shares of capital stock for the 10-day period preceding the date of redemption. If the shares of capital stock are not traded on any securities exchange or in the over-the-counter market, the redemption price will be determined by our board of directors in good faith. The shares of capital stock may also be redeemed at a redemption price as required by any applicable law, regulation or rule. The redemption price of the shares of capital stock may be paid in any combination of cash or a five-year unsecured promissory note bearing interest at prime rate as set forth in the Wall Street Journal.

If less than all the shares of common stock are to be redeemed, the shares to be redeemed will be selected in the manner determined by our board of directors, which may include selection first of the most recently purchased shares, selection by lot or selection in any other manner determined by the board. The number of shares of capital stock to be redeemed will be the minimum number of shares required to cause the beneficial holder to be in compliance with or no subject to the regulatory requirements of the gaming authorities.

At least 10 days written notice of the redemption date will be given to the record holders of the shares selected to be redeemed. From and after the redemption date or such earlier date as mandated by applicable law, regulation or rule, any and all rights of whatever nature, which may be held by the owners of shares selected for redemption (including without limitation any rights to vote or participate in dividends declared on stock of the same class or series as such shares), will cease and terminate and they will be entitled only to receive the cash or securities payable upon redemption.

Effect of Proposed Amendment

Possible effects of the proposed amendment to our certificate of incorporation to include new Article Fifth that would give us the right to repurchase shares of our capital stock from any stockholder if continued ownership of those shares by that stockholder would jeopardize any gaming license, approval, franchise, consent or management contract held by us include:

•	Stockholders who are unwilling or unable to satisfy regulatory requirements, or whose continued ownership of Full House securities jeopardizes regulatory approvals required for the acquisition of Stockman’s casino and the operation of our business, may be forced to dispose of their holdings of our securities before they may otherwise choose to dispose of their holdings.

•	Stockholders required to dispose of our securities or whose securities are repurchased by us under this provision may have to do so at prices below what they would otherwise receive if they were permitted to continue to hold the securities or they were able to dispose of their securities at then current market prices.

•	Stockholders required to dispose of our securities or whose securities are repurchased by us under this provision will cease to participate in our future earnings and growth and will cease to benefit from any future increases in the value of our capital stock.

In addition the amendment will provide qualifications for our directors related to gaming licenses and approvals, which, if not met, will result in automatic removal.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF OUR CERTIFICATE OF INCORPORATION TO INCLUDE A NEW STOCK OWNERSHIP RESTRICTION PROVISION IN CONNECTION WITH OUR APPLICATION FOR GAMING LICENSES IN NEVADA AND OTHER MINOR TECHNICAL AMENDMENTS.

PROPOSAL THREE: APPROVAL AND ADOPTION OF THE FULL HOUSE RESORTS, INC. 2006 INCENTIVE COMPENSATION PLAN

Background and Purpose.

On December 15, 2005, our board of directors adopted the Full House Resorts, Inc. 2006 Incentive Compensation Plan and recommended that it be submitted to our stockholders for their approval at the next annual meeting.

Purpose.

The purpose of the 2006 plan is to assist Full House, its subsidiaries and other designated affiliates, which we refer to as related entities, in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors consultants and other persons who provide services to us or our related entities, by enabling these persons to acquire or increase a proprietary interest in Full House in order to strengthen the mutuality of interests between these persons and our stockholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of stockholder value.

The effective date of the 2006 plan is January 1, 2006. As of the date of this proxy statement, no awards have been granted under the 2006 plan. The Compensation Committee has approved the issuance of 110,000 shares of restricted stock, subject to stockholder approval, to Messrs. Meier, Aaron, Elam, one employee of the company, and one employee of a related entity of the company. The amounts to be issued to each individual are to be determined at a later date.

Stockholder approval of the 2006 plan is required

•	to comply with certain exclusions from the limitations of Section 162(m) of the Internal Revenue Code of 1986, which we refer to as the Code, as described below,

•	for the 2006 plan to be eligible under the “plan lender” exemption from the margin requirements of Regulation G promulgated under the Securities Exchange Act of 1934, as amended and

•	to comply with the incentive stock options rules under Section 422 of the Code.

The following is a summary of certain principal features of the 2006 plan. This summary is qualified in its entirety by reference to the complete text of the 2006 plan. Stockholders are urged to read the actual text of the 2006 plan in its entirety which is set forth as Appendix E to this proxy statement.

Shares Available for Awards; Annual Per-Person Limitations.

Under the 2006 plan, the total number of shares of our common stock reserved and available to be awarded under the 2006 plan at any time during the term of the plan shall be equal to 1,100,000 shares. The foregoing limit shall be increased by the number of shares of common stock with respect to which awards previously granted under the 2006 plan that are forfeited, expire or otherwise terminate without issuance of shares, or that are settled for cash or otherwise do not result in the issuance of shares, and the number of shares that are tendered, either actually or by attestation, or withheld upon exercise of an award to pay the exercise price or any tax withholding requirements. Awards issued in substitution for awards previously granted by a company that we or a related entity acquire, or with which we or a related entity combine, do not reduce the limit on grants of awards under the plan.

The 2006 plan imposes individual limitations on the amount of certain awards in part to comply with Code Section 162(m). Under these limitations, during any 12-month period, no participant may be granted (1) stock options or stock appreciation rights with respect to more than 500,000 shares of common stock, or (2) shares of restricted stock, shares of deferred stock, performance shares and other stock based-awards with respect to more than 500,000 shares of common stock, in each case, subject to adjustment in specified circumstances. The maximum amount that may be paid out as performance units with respect to any 12-month performance period is $2,500,000, and is $5,000,000 with respect to any performance period that is more than 12 months.

The committee described below is authorized to adjust the limitations described in the two preceding paragraphs and is authorized to adjust outstanding awards (including adjustments to exercise prices of options and other affected terms of awards) in the event that a dividend or other distribution (whether in cash, shares of common stock or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event affects our common stock so that an adjustment is appropriate. The committee is also authorized to adjust performance conditions and other terms of awards in response to these kinds of events or in response to changes in applicable laws, regulations or accounting principles.

Eligibility.

The persons eligible to receive awards under the 2006 plan are the officers, directors, employees, consultants and other persons who provide services to us or any related entity. An employee on leave of absence may be considered as still in our employ or the employ of a related entity for purposes of eligibility for participation in the 2006 plan.

Administration.

The 2006 plan is to be administered by a committee designated by our board of directors consisting of not less than two directors, provided, however, that except as otherwise expressly provided in the plan, our board may exercise any power or authority granted to the committee under the 2006 plan. Subject to the terms of the 2006 plan, the committee is authorized to select eligible persons to receive awards, determine the type, number and other terms and conditions of, and all other matters relating to, awards, prescribe award agreements (which need not be identical for each participant), and the rules and regulations for the administration of the plan, construe and interpret the plan and award agreements, correct defects, supply omissions or reconcile inconsistencies therein, and make all other decisions and determinations as the committee may deem necessary or advisable for the administration of the 2006 plan.

Stock Options and Stock Appreciation Rights.

The committee is authorized to grant stock options, including both incentive stock options, which we refer to as ISOs, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options, and stock appreciation rights entitling the participant to receive the amount by which the fair market value of a share of our common stock on the date of exercise exceeds the grant price of the stock appreciation right. The exercise price per share subject to an option and the grant price of a stock appreciation right are determined by the committee, but must not be less than the fair market value of a share of common stock on the date of grant. For purposes of the 2006 plan, the term “fair market value” means the fair market value of our common stock, awards or other property as determined by the committee or under procedures established by the committee. Unless otherwise determined by the committee, the fair market value of our common stock as of any given date shall be the closing sales price per share of our common stock as reported on the principal stock exchange or market on which our common stock is traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported. The maximum term of each option or stock appreciation right, the times at which each option or stock appreciation right will be exercisable, and provisions requiring forfeiture of unexercised options or stock appreciation rights at or following termination of employment generally are fixed by the committee, except that no option or stock appreciation right may have a term exceeding ten years. Methods of exercise and settlement and other terms of the stock appreciation right are determined by the committee. The committee, thus, may permit the exercise price of options awarded under the plan to be paid in cash, shares, other awards or other property, including loans to participants. Options may be exercised by payment of the exercise price in cash, shares of common stock, outstanding awards or other property having a fair market value equal to the exercise price, as the committee may determine from time to time.

Restricted and Deferred Stock.

The committee is authorized to grant restricted stock and deferred stock. Restricted stock is a grant of shares of our common stock which may not be sold or disposed of, and which shall be subject to such risks of forfeiture and other restrictions as the committee may impose. A participant granted restricted stock generally has all of the rights of one of our stockholders, unless otherwise determined by the committee. An award of deferred stock confers upon a participant the right to receive shares of our common stock at the end of a specified deferral period, subject to such risks of forfeiture and other restrictions as the committee may impose. Prior to settlement, an award of deferred stock carries no voting or dividend rights or other rights associated with share ownership, although dividend equivalents may be granted, as discussed below.

Dividend Equivalents.

The committee is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, shares of our common stock, other awards or other property equal in value to dividends paid on a specific number of shares of common stock or other periodic payments. Dividend equivalents may be granted alone or in connection with another award, may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional shares of common stock, awards or otherwise as specified by the committee.

Bonus Stock and Awards in Lieu of Cash Obligations.

The committee is authorized to grant shares of common stock as a bonus free of restrictions, or to grant shares of common stock or other awards in lieu of our obligations to pay cash under the 2006 plan or other plans or compensatory arrangements, subject to such terms as the committee may specify.

Other Stock-Based Awards.

The committee or the board is authorized to grant awards that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of common stock. The committee determines the terms and conditions of such awards.

Performance Awards.

The committee is authorized to grant performance awards to participants on terms and conditions established by the committee. The performance criteria to be achieved during any performance period and the length of the performance period is determined by the committee upon the grant of the performance award; provided however, that a performance period cannot be shorter than 12 months or longer than 5 years. Performance awards may be valued by reference to a designated number of shares (in which case they are referred to as performance shares) or by reference to a designated amount of property including cash (in which case they are referred to as performance units). Performance awards may be settled by delivery of cash, shares or other property, or any combination thereof, as determined by the committee. Performance awards granted to persons whom the committee expects will, for the year in which a deduction arises, be covered employees, as defined below, will, if and to the extent intended by the committee, be subject to provisions that should qualify such awards as performance-based compensation not subject to the limitation on tax deductibility by us under Code Section 162(m). For purposes of Section 162(m), the term “covered employee” means our chief executive officer and each other person whose compensation is required to be disclosed in our filings with the SEC by reason of that person being among our four highest compensated officers as of the end of a taxable year. If and to the extent required under Section 162(m) of the Code, any power or authority relating to a performance award intended to qualify under Section 162(m) of the Code is to be exercised by the committee and not our board.

If and to the extent that the committee determines that these provisions of the 2006 plan are to be applicable to any award, one or more of the following business criteria for Full House and our subsidiaries, on a consolidated basis, and/or for our related entities, or for business or geographical units of Full House and/or a related entity, except with respect to the total stockholder return and earnings per share criteria, shall be used by the committee in establishing performance goals for awards under the 2006 plan:

1.	earnings per share;

2.	revenues or margins;

3.	cash flow;

4.	operating margin;

5.	return on assets, net assets, investment, capital, operating revenue or equity;

6.	economic value added;

7.	direct contribution;

8.	income; net income; pretax earnings; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income; net operating income; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any of our ongoing bonus plans;

9.	working capital or working capital management, including inventory turnover and days sales outstanding;

10.	management of fixed costs or variable costs;

11.	identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures;

12.	total stockholder return;

13.	debt reduction;

14.	market share;

15.	entry into new markets, either geographically or by business unit;

16.	customer retention and satisfaction;

17.	strategic plan development and implementation, including turnaround plans; and

18.	stock price.

Any of the above goals may be determined on an absolute or relative basis, for example growth in earnings per share, or as compared to the performance of a published or special index deemed applicable by the committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of companies that are comparable to us. The committee may exclude the impact of an event or occurrence which the committee determines should appropriately be excluded, including without limitation

•	restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges,

•	an event either not directly related to our operations or not within the reasonable control of management, or

•	a change in accounting standards required by generally accepted accounting principles.

The committee may, in its discretion, determine that the amount payable as a performance award will be reduced from the amount of any potential award.

Other Terms of Awards.

Awards may be settled in the form of cash, shares of common stock, other awards or other property, in the discretion of the committee. The committee may require or permit participants to defer the settlement of all or part of an award in accordance with such terms and conditions as the committee may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains and losses based on deemed investment of deferred amounts in specified investment vehicles. The committee is authorized to place cash, shares of common stock or other property in trusts or make other arrangements to provide for payment of our obligations under the 2006 plan. The committee may condition any payment relating to an award on the withholding of taxes and may provide that a portion of any shares of common stock or other property to be distributed will be withheld (or previously acquired shares of common stock or other property be surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the 2006 plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the committee may, in its discretion, permit transfers for estate planning or other purposes subject to any applicable restrictions under Rule 16b-3.

Awards under the 2006 plan are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The committee may, however, grant awards in exchange for other awards under the 2006 plan, awards under our other plans, or other rights to payment from us, and may grant awards in addition to and in tandem with such other awards, rights or other awards.

Acceleration of Vesting; Change in Control.

The committee may, in its discretion, accelerate the exercisability, the lapsing of restrictions or the expiration of deferral or vesting periods of any award, and such accelerated exercisability, lapse, expiration and if so provided in the award agreement or otherwise determined by the committee, vesting shall occur automatically in the case of a “change in control” of Full House (including the cash settlement of stock appreciation rights which may be exercisable in the event of a change in control). In addition, the committee may provide in an award agreement that the performance goals relating to any performance award will be deemed to have been met upon the occurrence of any “change in control.” For purposes of the 2006 plan, unless otherwise specified in an award agreement, a change in control means the occurrence of any of the following:

•	The acquisition by any person or group of a controlling interest defined as the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934) of more than 50% of either the then outstanding shares of our common stock or the combined voting power of our then outstanding voting securities entitled to vote generally in the election of directors. However, that the following acquisitions shall not constitute or result in a change of control under the plan:

•	any acquisition directly from Full House;

•	any acquisition by Full House;

•	any acquisition by any person or group that as of the effective date of the plan owns a controlling interest;

•	any acquisition by any employee benefit plan (or related trust) sponsored or maintained by Full House or any subsidiary; or

•	any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of paragraph (3) below; or

•	During any period of two consecutive years, but no earlier than the effective date of the plan, individuals who constitute our board on the effective date and any subsequent director whose nomination was approved by a majority of our board other than as a result of an actual or threatened election contest or solicitation of proxies, cease for any reason to constitute at least a majority of our board; or

•	Consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving Full House or any of our subsidiaries, a sale or other disposition of all or substantially all of our assets, or the acquisition of assets or stock of another entity by Full House or any of our subsidiaries in each case, unless, following such transaction, (A) all or substantially all of the individuals and entities who beneficially owned our outstanding common stock and the combined voting power of our then outstanding voting securities immediately prior to such transaction beneficially own, directly or indirectly, more than 50% of the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such transaction in substantially the same proportions as their ownership, immediately prior to such transaction of our outstanding common stock and the combined voting power of our then outstanding voting securities, as the case may be, (B) no Person (excluding any of our employee benefit plans (or related trusts) or such corporation resulting from such transaction or any person that as of the effective date beneficially owns a controlling interest) beneficially owns, directly or indirectly, 50% or more of the then outstanding shares of common stock of the corporation resulting from such transaction or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the transaction and (C) at least a majority of the members of the board of directors of the corporation resulting from such transaction were members of our board of directors as described in paragraph (2) above at the time of the execution of the initial agreement, or of the action of our board, providing for such transaction; or

•	Approval by our stockholders of a complete liquidation or dissolution of Full House.

Amendment and Termination.

Our board of directors may amend, alter, suspend, discontinue or terminate the 2006 plan or the committee’s authority to grant awards without further stockholder approval, except that stockholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which shares of common stock are then listed or quoted. Thus, stockholder approval may not necessarily be required for every amendment to the 2006 plan which might increase the cost of the 2006 plan or alter the eligibility of persons to receive awards. Stockholder approval will not be deemed to be required under laws or regulations, such as those relating to ISOs, that condition favorable treatment of participants on such approval, although the board may, in its discretion, seek stockholder approval in any circumstance in which it deems such approval advisable. Unless earlier terminated by the board, the 2006 plan will terminate at the earliest of

•	such time as no shares of common stock remain available for issuance under the 2006 plan,

•	termination of the 2006 plan by our board of directors, or

•	the tenth anniversary of the effective date of the plan.

Awards outstanding upon expiration of the 2006 plan shall remain in effect until they have been exercised or terminated, or have expired.

Federal Income Tax Consequences of Awards.

The 2006 plan is not qualified under the provisions of section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

Nonqualified Stock Options.

On exercise of a nonqualified stock option granted under the 2006 plan an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the shares of stock acquired on exercise of the option over the exercise price. If the optionee is an employee of Full House or a related entity, that income will be subject to the withholding of Federal income tax. The optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and his holding period for those shares will begin on that date.

If an optionee pays for shares of stock on exercise of an option by delivering shares of our stock, the optionee will not recognize gain or loss on the shares delivered, even if their fair market value at the time of exercise differs from the optionee’s tax basis in them. The optionee, however, otherwise will be taxed on the exercise of the option in the manner described above as if he had paid the exercise price in cash. If a separate identifiable stock certificate is issued for that number of shares equal to the number of shares delivered on exercise of the option, the optionee’s tax basis in the shares represented by that certificate will be equal to his tax basis in the shares delivered, and his holding period for those shares will include his holding period for the shares delivered. The optionee’s tax basis and holding period for the additional shares received on exercise of the option will be the same as if the optionee had exercised the option solely in exchange for cash.

We will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfies our reporting requirements with respect to that amount.

Incentive Stock Options.

The 2006 plan provides for the grant of stock options that qualify as “incentive stock options” as defined in section 422 of the Code, which we refer to as ISOs. Under the Code, an optionee generally is not subject to tax upon the grant or exercise of an ISO. In addition, if the optionee holds a share received on exercise of an ISO for at least two years from the date the option was granted and at least one year from the date the option was exercised, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.

If, however, an optionee disposes of a share acquired on exercise of an ISO before the end of the required holding period, the optionee generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. If, however, the disqualifying disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

An optionee who exercises an ISO by delivering shares of stock acquired previously pursuant to the exercise of an ISO before the expiration of the required holding period for those shares is treated as making a disqualifying disposition of those shares. This rule prevents “pyramiding” or the exercise of an ISO (that is, exercising an ISO for one share and using that share, and others so acquired, to exercise successive ISOs) without the imposition of current income tax.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price of that option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the option is exercised, there will be no adjustment with respect to that share. If there is a disqualifying disposition in a later year, no income with respect to the disqualifying disposition is included in the optionee’s alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

We are not allowed an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the required holding period. However, if there is a disqualifying disposition of a share, we are allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfies our reporting requirements with respect to that amount.

Stock Awards.

Generally, the recipient of a stock award will recognize ordinary compensation income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is non-vested when it is received under the 2006 plan (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the stock award, to recognize ordinary compensation income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient in exchange for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested. Upon the disposition of any stock received as a stock award under the 2006 plan the difference between the sale price and the recipient’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more the one year from the date as of which he or she would be required to recognize any compensation income.

Stock Appreciation Rights.

We may grant SARs separate from any other award, which we refer to as stand-alone SARs, or in tandem with options, which we refer to as tandem SARs, under the 2006 plan. Generally, the recipient of a stand-alone SAR will not recognize any taxable income at the time the stand-alone SAR is granted.

With respect to stand-alone SARs, if the recipient receives the appreciation inherent in the SARs in cash, the cash will be taxable as ordinary compensation income to the recipient at the time that the cash is received. If the recipient receives the appreciation inherent in the SARs in shares of stock, the recipient will recognize ordinary compensation income equal to the excess of the fair market value of the stock on the day it is received over any amounts paid by the recipient for the stock.

With respect to tandem SARs, if the recipient elects to surrender the underlying option in exchange for cash or shares of stock equal to the appreciation inherent in the underlying option, the tax consequences to the recipient will be the same as discussed above relating to the stand-alone SARs. If the recipient elects to exercise the underlying option, the holder will be taxed at the time of exercise as if he or she had exercised a nonqualified stock option as discussed above, in that case, the recipient will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the shares of stock over the exercise price.

In general, there will be no federal income tax deduction allowed to us upon the grant or termination of stand-alone SARs or tandem SARs. Upon the exercise of either a stand-alone SAR or a tandem SAR, however, we will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

Dividend Equivalents.

Generally, the recipient of a dividend equivalent award will recognize ordinary compensation income at the time the dividend equivalent award is received equal to the fair market value dividend equivalent award received. We generally will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the dividend equivalent award, provided that the deduction is not otherwise disallowed under the Code.

Section 162 Limitations.

Section 162(m) to the Code, generally disallows a public company’s tax deduction for compensation to covered employees in excess of $1 million in any tax year beginning on or after January 1, 1994. Compensation that qualifies as “performance-based compensation” is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the company that pays it. We intend that awards granted to employees under the plan whom the committee expects to be covered employees at the time a deduction arises in connection with such options, may, if and to the extent that the committee determines to do so, be granted in a manner that will qualify as such “performance-based compensation,” so that such awards would not be subject to the Section 162(m) deductibility cap of $1 million. Future changes in Section 162(m) or the regulations thereunder may adversely affect our ability to ensure that options under the 2006 plan will qualify as “performance-based compensation” that are fully deductible by us under Section 162(m).

Importance of Consulting Tax Adviser.

The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current Federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any recipient may depend on his particular situation, each recipient should consult his tax adviser as to the Federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award.

Awards to Executives

As of the record date, our compensation committee had determined to grant 660,200 shares of restricted stock under the 2006 plan to six executives, one employee of the company, and one company of a related entity, subject to stockholder approval. These shares of restricted stock vest over four years.

The following table indicates, as of the record date, specified information regarding shares of restricted stock, which will be outstanding upon stockholder approval of the 2006 plan to the persons and groups indicated.

Name and Position	Number of Shares Restricted Stock	Value of Restricted Stock at Record Date (1)
Andre Hilliou Chief Executive Officer	275,000		$825,000
James Meier (2) Chief Financial Officer and Treasurer		$
Greg Violette Executive Vice President of Development	275,000		$825,000
Barth F. Aaron (2) Secretary and General Counsel
T. Wesley Elam (2) Vice President of Operations and Project Management
All current executive officers as a group (5 persons)		$
All employees as a group, other than executive officers (2 persons) (2)		$

(1)	Value is calculated by multiplying the closing stock price of $3.00/share as of December 14, 2005 by the number of shares of restricted common stock.

(2)	The Compensation Committee has approved the issuance of 110,000 shares of restricted stock, subject to stockholder approval, to Messrs. Meier, Aaron, Elam, one employee of the company, and one employee of a related entity of the company. The amounts to be issued to each individual under this issuance are to be determined at a later date.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” OUR 2006 INCENTIVE COMPENSATION PLAN.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the annual compensation paid or accrued by us for services rendered during each year presented, for the named Executive Officers, for services in all capacities to us and our subsidiaries. No other executive officer received over $100,000 in salary and bonus in 2005.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Annual Compensation
		Salary		Other Annual Compensation
Andre M. Hilliou Chief Executive Officer	2005 2004 2003	$250,000 150,000 -0	-	$-0 -0 -0	- - -
Greg Violette Executive Vice President of Development/Chief Operating Officer	2005 2004 2003	$125,000 125,000 -0	-	$100,000 -0 -0	- -
James Meier Chief Financial Officer and Treasurer	2005 2004 2003	$94,583 45,000 -0	-	$10,000 -0 -0	- -

Option Grants In Last Fiscal Year

We did not grant any options to purchase common stock to these executive officers during 2005. None of these executive officers held any unexercised stock options as of December 31, 2005.

Stock Option Plans

At December 31, 2005, we had three stock-based compensation plans that are described below. The ability to issue stock option grants under each of these plans expired on June 30, 2002. Because options have historically been granted with exercise prices equal to market value on the grant date, no compensation cost has been recognized for options granted under the Incentive Stock Plan, except with respect to options granted under the 1992 plan to a consultant / principal shareholder, or under an informal director stock plan. Since all options that are outstanding as of December 31, 2005 have vested, applying the fair value recognition provisions of SFAS No. 123 results in pro forma net income (loss) that is the same as historical reported net income (loss) during the years ended 2005 and 2004.

We had reserved 3,000,000 shares of our common stock for issuance under the 1992 Incentive Plan, as amended in June 1999. This plan allowed for the issuance of options and other forms of incentive awards, including qualified and non-qualified incentive stock options at market or less than market value at the date of the grant. The persons eligible for such plan included our employees, officers, consultants and advisors. Options issued under the 1992 plan were generally exercisable over a term of ten years.

On March 3, 1997, the Board of Directors approved a grant of options to each of Full House’s three directors, to purchase 250,000 shares of common stock at an exercise price per share equal to the fair market value.

As of December 31, 2005, under the three stock-based compensation plans there were a combined total of 575,000 options outstanding.

A summary of the status of Full House’s stock option plans as of December 31, 2005 and 2004, and changes during the years then ended is presented below:

	2005		2004
	WEIGHTED-AVERAGE EXERCISE		WEIGHTED- AVERAGE EXERCISE
	SHARES	PRICE	SHARES	PRICE
Outstanding at beginning of year	575,000	$2.88	725,000	$2.75
Granted	—	—	—	—
Exercised	—	—	—	—
Forfeited			150,000	2.25

Outstanding at end of year	575,000	2.88	575,000	2.88

Exercisable at year-end	575,000	2.88	575,000	2.88

As of December 31, 2005, the 575,000 options outstanding and exercisable have exercise prices ranging between $2.25 and $3.69, and a weighted average remaining contractual life of 1.3 years.

Certain Relationships and Related Transactions

None

PROPOSAL FOUR: RATIFICATION OF INDEPENDENT AUDITORS

Piercy Bowler Taylor & Kern was retained as our independent auditors for the year ending December 31, 2005. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF PIERCY BOWLER TAYLOR & KERN AS OUR INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2006.

INDEPENDENT AUDITOR MATTERS

Independent Auditors

Deloitte & Touche, LLP served as Full House’s independent auditors for the year ended December 31, 2003. Deloitte & Touche LLP was dismissed as the company’s independent auditor on July 12, 2004. Their reports on the consolidated financial statements for the two years prior to dismissal did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. There were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

On July 12, 2004, we retained Piercy Bowler Taylor & Kern as our independent auditor. Piercy Bowler Taylor & Kern audited Full House’s annual consolidated financial statements for the years ended December 31, 2005 and December 31, 2004. Representatives of Piercy Bowler Taylor & Kern are expected to attend the meeting, and be available to answer questions. We do not expect them to make a statement.

During fiscal year 2005, Full House retained Piercy Bowler Taylor & Kern to provide services in the following categories and amounts:

Audit Fees

We paid or accrued an aggregate of $30,273 in 2005 and $63,000 in 2004 in fees for professional services in connection with the audit of our financial statements for the most recent fiscal year and the reviews of the financial statements included in each of our Quarterly Reports on Form 10-QSB during that fiscal year.

Audit Related Fees

We did not engage Piercy Bowler Taylor & Kern for any audit related professional services for the fiscal year ended December 31, 2005.

Tax Fees

We did not engage Piercy Bowler Taylor & Kern for any tax related professional services for the fiscal year ended December 31, 2005.

All Other Fees

We did not engage Piercy Bowler Taylor & Kern for any other services for the fiscal year ended December 31, 2005.

Pre-Approval Policies and Procedures

The audit committee’s policy is to review and pre-approve any engagement of our independent auditor to provide any audit or permissible non-audit service to us. All of the services provided by our independent auditors were approved by our board of directors and the board of directors believes that the provision of these services is consistent with maintaining the accountants’ independence.

Audit Committee Report

The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of Full House’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate such report by reference.

The Audit Committee oversees Full House’s financial reporting process. Management has the primary responsibility for the financial statements and the financial reporting process including the system of internal controls.

In fulfilling our oversight responsibilities, we reviewed and discussed the financial statements with management. In addition, we discussed with the independent auditors matters deemed significant by the independent auditors, including those matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended.

The independent auditors also provided us with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and we discussed with the independent auditors matters relating to their independence and considered whether their provision of non-audit services is compatible with maintaining their independence.

Based on our review with management and the independent auditors of Full House’s audited consolidated financial statements and the independent auditors’ report on such financial statements, and based on the discussions and written disclosures described above and our business judgment, we recommended that the audited consolidated financial statements be included in Full House’s Annual Report on Form 10-KSB for the year ended December 31, 2005 for filing with the SEC.

Mark J. Miller

Carl G. Braunlich

Lee A. Iacocca

GENERAL INFORMATION

Other Matters. Our Board of Directors does not intend to present any matter for action at the annual meeting other than the matters described in this proxy statement. If any other matters properly come before the annual meeting, it is intended that the holders of the proxies hereby solicited will act in respect to such matters in accordance with their best judgment.

Information Concerning Shareholder Proposals and Director Nominations. Any stockholder satisfying the Securities and Exchange Commission requirements and wishing to submit a proposal to be included in the proxy statement for the 2007 Annual Meeting of Stockholders should submit the proposal in writing to the Corporate Secretary, Full House Resorts, Inc., 4670 South Fort Apache Road, Suite 190, Las Vegas Nevada 89147. We must receive a proposal by December 31, 2006 in order to consider it for inclusion in the proxy statement for the 2007 Annual Meeting of Stockholders.

Stockholders who wish to present director nominations or any other business at the 2007 Annual Meeting of Stockholders are required to notify the Corporate Secretary of their intent no later than December 31, 2006. We retain discretion to vote proxies we receive with respect to proposals received after April 1, 2007.

By Order of the Board of Directors,

J. Michael Paulson Chairman of the Board

Las Vegas, Nevada

April     , 2006

Appendix A

CHARTER FOR THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

OF

FULL HOUSE RESORTS, INC.

As of April 2005

I.	PURPOSE

The purpose of the Audit Committee of the Board of Directors (the “Board”) of Full House Resorts, Inc., a Delaware corporation (the “Company”) shall be:

•	to provide oversight and monitoring of (i) the Company’s financial reporting process (ii) the Company’s systems of internal controls over financial reporting, (iii) the integrity of the Company’s financial statements, and (iv) the independent auditors’ qualifications, independence and performance;

•	to provide the Board with the results of its monitoring and recommendations derived therefrom;

•	to assist the Board in ensuring the Company’s compliance with legal and regulatory requirements in connection with the Company’s financial reporting process; and

•	to provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require the attention of the Board.

II.	MEMBERSHIP

The Audit Committee members will be appointed from time to time by, and will serve at the discretion of, the Board. The Audit Committee will be comprised of at least three directors determined by the Board to satisfy the requirements of the American Stock Exchange and applicable federal law. Appointment to the Audit Committee, including the designation of the Chair of the Committee and the designation of any member as an “audit committee financial expert”, shall be made by the full Board.

III.	SCOPE OF RESPONSIBILITIES

The scope of the responsibilities of the Audit Committee shall include:

•	Providing oversight and monitoring of the activities of Company management, including without limitation, the chief financial officer and principal accounting officer and controller, and the independent auditors with respect to the Company’s financial reporting and compliance process;

•	Reviewing on a continuing basis the adequacy and effectiveness of the Company’s system of internal controls over financial reporting as well as the Company’s disclosure controls and procedures;

•	Appointing, compensating, terminating and overseeing the Company’s independent auditors (including resolving disagreements between management and the independent auditors regarding financial reporting), for which the Audit Committee shall have sole and absolute authority;

•	Pre-approving audit and non-audit services provided to the Company by the Company’s independent auditors either (i) before the auditors are engaged by the Company for such services or (ii) pursuant to pre-approval policies and procedures established by the Audit Committee, provided that the Audit Committee is informed of each specific service;

•	Reviewing the independent auditors’ proposed audit scope, approach and independence;

•	Reviewing the performance of the independent auditors, who shall be accountable to the Board and the Audit Committee as the representatives of the stockholders of the Company, and recommending to the Board the appointment of the independent auditors;

•	Requesting and receiving from the independent auditors on a periodic basis a statement delineating all relationships between the auditor and the Company which may adversely impact the auditors’ independence and based on such review, assessing the independence of the auditors;

•	Obtaining and reviewing on a periodic basis a report from the independent auditors describing the auditors’ internal quality-control procedures, any material issues raised by the most recent internal quality-control review or peer review or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•	Establishing a policy regarding the Company’s hiring of current or former employees of the Company’s independent auditors;

•	Directing the Company’s independent auditors to review before filing with the Securities and Exchange

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Commission the Company’s interim financial statements included in Quarterly Reports on Form 10-Q, using professional standards and procedures for conducting such reviews;

•	Reviewing before release the unaudited quarterly and audited annual operating results in the Company’s quarterly and annual earnings releases;

•	Discussing with the Company’s independent auditors the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters required to be discussed by Statement on Accounting Standard No. 61, as it may be modified or supplemented;

•	Reviewing with management, before release, the audited financial statements and Management’s Discussion and Analysis included in the Company’s Annual Report on Form 10-K, and recommending to the Board following such review, if appropriate, that the audited financial statements be included in such Annual Report on Form 10-K;

•	Providing a report in the Company’s proxy statement in accordance with the requirements of Item 306 of Regulation S-K and Item 7(e)(3) of Schedule 14A, or any successor provisions;

•	Reviewing, in conjunction with legal counsel, any legal matters that could have a significant impact on the Company’s financial statements;

•	Establishing procedures for receiving, retaining and treating complaints received by the Company regarding accounting, internal accounting controls, auditing matters or fraudulent financial reporting and procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting internal controls or auditing matters;

•	Reviewing at least annually the Audit Committee’s own structure, processes and membership requirements;

•	Providing oversight and review of the Company’s asset management policies, including without limitation an annual review of the Company’s investment policies and performance for cash and short-term investments;

•	Reviewing and approving related party transactions for potential conflicts of interests; If necessary, instituting special investigation(s) and, as appropriate, hiring special counsel or experts to assist in such investigation(s);

•	Reviewing and reassessing the adequacy of this Charter on not less than an annual basis; and

•	Performing such other duties as may be requested by the Board.

IV.	MEETINGS

The Audit Committee shall meet at least quarterly. The Audit Committee may establish its own schedule, which it shall provide to the Board in advance. The Audit Committee shall meet separately with each of (i) the independent auditors, as well as (ii) the members of the Company’s management, including without limitation the chief financial officer and principal accounting officer and controller, as it deems appropriate, but at least once annually, in order to fulfill the responsibilities of the Audit Committee.

V.	MINUTES

The Audit Committee shall maintain written minutes of its meetings, which minutes shall be filed with the minutes of the meetings of the Board.

VI.	REPORTS

Apart from the report prepared for the Company’s proxy statement pursuant to Item 306 of Regulation S-K and Item 7(d)(3) of Schedule 14A, the Audit Committee shall summarize its examinations and recommendations to the Board from time to time as may be appropriate, consistent with this Charter.

VII.	COMPENSATION

Members of the Audit Committee shall receive such fees, if any, for their service as Audit Committee members as may be determined by the Board of Directors in its sole discretion. Such fees may include retainers or per meeting fees. Fees may be paid in such form of consideration as is determined by the Board of Directors. Members of the Audit Committee may not receive any compensation from the Company except the fees that they receive for service as a member of the Board of Directors or any committee thereof.

VIII. DELEGATION OF AUTHORITY

The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Audit Committee at its scheduled meetings.

The Audit Committee may delegate its authority to subcommittees or the Chair of the Audit Committee when it deems appropriate and in the best interest of the Company.

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Appendix B

CHARTER FOR THE COMPENSATION COMMITTEE

OF THE BOARD OF DIRECTORS

OF

FULL HOUSE RESORTS, INC.

As of April 2005

I.	PURPOSE

The purpose of the Compensation Committee of the Board of Directors (the “Board”) of Full House Resorts, Inc., a Delaware corporation (the “Company”) shall be to review and make recommendations to the Board regarding all forms of compensation to be provided to the executive officers and directors of the Company, including without limitation bonus and stock compensation, as well as all bonus and stock compensation to all employees of the Company.

The Compensation Committee has the authority to undertake the specific duties and responsibilities listed below and will have the authority to undertake such other specific duties as the Board may from time to time prescribe.

II.	STATEMENT OF PHILOSOPHY

The Company’s philosophy in setting its compensation policies for executive officers is to maximize stockholder value over time. The Compensation Committee is to set the Company’s compensation policies applicable to the executive officers, including without limitation the Chief Executive Officer, and evaluate the performance of such officers. The Compensation Committee strongly believes that executive compensation should be directly linked to continuous improvements in corporate performance and increases in stockholder value. In this regard, the Compensation Committee adopts the following guidelines for compensation decisions:

•	Provide a competitive total compensation package that enables the Company to attract and retain key executive talent;

•	Align all pay programs with the Company’s annual and long-term business strategies and objectives; and

•	Provide variable compensation opportunities that are directly linked to the performance of the Company and that link executive reward to stockholder return.

•	The Compensation Committee shall focus primarily on the following three components in forming the total compensation package for its executive officers:

•	Base salary;

•	Annual incentive bonus; and

•	Long-term incentives.

III.	MEMBERSHIP

The Compensation Committee shall consist of a minimum of two non-employee directors of the Company as such members are appointed from time to time by the Board and such members shall serve at the discretion of the Board. The non-employee director members shall be “non-employee directors” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall be “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, and shall be independent within the meaning of the listing standards of the American Stock Exchange.

IV.	SCOPE OF RESPONSIBILITIES The responsibilities of the Compensation Committee include:

1.	Reviewing and making recommendations to the Board regarding the compensation policy for executive officers and directors of the Company, and such other employees of the Company as directed by the Board;

2.	Reviewing and making recommendations to the Board regarding all forms of compensation (including all “plan” compensation, as such term is defined in Item 402(a)(7) of Regulation S-K promulgated by the Securities and Exchange Commission, and all non-plan compensation) to be provided to the executive officers of the Company;

3.	Reviewing and making recommendations to the Board regarding general compensation goals and guidelines for the Company’s employees and the criteria by which bonuses to the Company’s employees are determined;

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4.	Acting as administrator of the Company’s 2005 Stock Option Plan (the “Plan”). If the authority is so delegated by the full Board, in its administration of the Plans, the Compensation Committee may (i) grant stock options and stock purchase rights to entities or individuals eligible for such grants, including grants to individuals subject to Section 16 of the Exchange Act in compliance with Rule 16b-3 promulgated thereunder, and (ii) amend such stock options and stock purchase rights. The Compensation Committee shall also make recommendations to the Board with respect to amendments to the Plan and changes in the number of shares reserved for issuance under the each Plan;

5.	Reviewing and making recommendations to the Board regarding other plans that are proposed for adoption or adopted by the Company for the provision of compensation to employees of, directors of and consultants to the Company; and

6.	Preparing a report (to be included in the Company’s proxy statement) which describes: (a) the criteria on which compensation paid to the chief executive officer of the Company for the last completed fiscal year is based; (b) the relationship of such compensation to the Company’s performance; and (c) the Compensation Committee’s executive compensation policies applicable to executive officers.

7.	Providing notification to the Audit Committee of the Company of the Compensation Committee’s actions and recommendations.

V.	MEETINGS

The Compensation Committee shall meet at least one time each year. The Compensation Committee may establish its own meeting schedule, which it shall provide to the Board in advance.

VI.	MINUTES

The Compensation Committee shall maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

VII.	REPORTS

In addition to the report required under Article IV, Section 6 above, the Compensation Committee will provide written reports to the Board from time to time as appropriate, but at least once annually, regarding recommendations of the Compensation Committee submitted to the Board for action, and copies of the written minutes of its meetings.

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Appendix C

CHARTER FOR THE NOMINATING COMMITTEE

OF THE BOARD OF DIRECTORS

OF

FULL HOUSE RESORTS, INC.

As of April 2005

I.	PURPOSE

The purpose of the Nominating Committee of the Board of Directors (the “Board”) of Full House Resorts, Inc., a Delaware corporation (the “Company”) shall be to, in consultation with the Chief Executive Officer (CEO), propose, nominate and approve director nominees for election by the stockholders and for appointment by the Board to fill vacancies.

II.	COMMITTEE MEMBERSHIP AND ORGANIZATION

•	The Nominating Committee shall be comprised of no fewer than two (2) members, each of whom are members of the Board.

•	The members of the Nominating Committee shall meet the applicable independence requirements of the American Stock Exchange.

•	The members of the Nominating Committee shall be appointed and may be replaced at any time by the Board.

III.	COMMITTEE RESPONSIBILITIES AND AUTHORITY

The responsibilities of the Nominating Committee include:

•	Determine periodically, as appropriate, desired Board qualifications, expertise and characteristics, including such factors as business experience and skills and knowledge with respect to gaming, finance, marketing, financial reporting and any other areas as may be expected to contribute to an effective Board.

•	Periodically determine, as appropriate, whether there are any specific, minimum qualifications that the Nominating Committee believes must be met by a nominee approved by the Nominating

•	Committee for a position on the Board and whether there are any specific qualities or skills that the

•	Nominating Committee believes are necessary for one or more directors to possess.

•	Conduct searches for potential Board members with corresponding attributes as needed.

•	Evaluate, propose and approve nominees for election or appointment to the Board.

•	Consider, evaluate and, as applicable, propose and approve, stockholder nominees for election to the Board.

•	In performing its duties, the Nominating Committee shall have the authority to retain, compensate and terminate any search firm to be used to identify director candidates.

•	Form and delegate authority to subcommittees when appropriate.

•	Evaluate and make recommendations to the Board concerning the appointment of directors to Board committees, the selection of Board committee chairs, and proposal of the Board slate for election.

•	Report to the Board on major items covered in Nominating Committee meetings.

•	Review and re-examine this Charter periodically, as appropriate, and make recommendations to the Board for any proposed changes.

•	Periodically review and evaluate, as appropriate, the performance of the Nominating Committee.

•	In performing its responsibilities, the Nominating Committee shall have the authority to engage and obtain advice, reports or opinions from internal or external counsel and expert advisors.

•	Consider and/or adopt a policy regarding the consideration of candidates for the Board recommended by stockholders, including, if adopted, procedures to be followed by stockholders in submitting recommendations.

•

The Nominating Committee shall review the disclosure in the Company’s proxy statement for its annual meeting of stockholders and shall inform management whether there are any changes that are necessary or appropriate with respect to disclosure in the proxy statement regarding: (i) the Nominating Committee’s process for identifying and evaluating nominees for director, including nominees recommended by security holders; (ii) any minimum qualifications that the Nominating Committee believes must be met by nominees recommended by the Nominating Committee; (iii) any specific qualities or skills that the Nominating Committee believes are necessary for one or more of the Company’s directors to possess; (iv) the

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procedures to be followed by security holders in submitting director recommendations; and (v) the policy of the Nominating Committee with regard to the consideration of director candidates recommended by security holders.

•	Perform such other activities consistent with this Charter, the Company’s Bylaws and governing law as the Nominating Committee or the Board deems necessary or appropriate.

IV.	MEETINGS

The Nominating Committee shall meet periodically as necessary to act upon any matter within its jurisdiction.

V.	MINUTES

The Nominating Committee shall maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

VI.	REPORTS

The Nominating Committee will provide written reports to the Board from time to time as appropriate.

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Appendix D

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

(Pursuant to Sections 242 and 245 of the

General Corporation Law of the State of Delaware)

Full House Resorts, Inc., a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”),

DOES HEREBY CERTIFY:

1. That the name of this corporation is Full House Resorts, Inc.; that this corporation was originally incorporated under the name Hour Corp. on December 15, 1986. The Corporation changed its name to D.H.Z. Capital Corp. on June 1, 1987 and to Full House Resorts, Inc. on August 7, 1992.

2. That the Board of Directors duly adopted resolutions proposing to amend and restate the Certificate of Incorporation of this corporation, declaring said amendment and restatement to be advisable and in the best interests of this corporation and its stockholders, and authorizing the appropriate officers of this corporation to solicit the consent of the stockholders therefor, which resolution setting forth the proposed amendment and restatement is as follows:

RESOLVED, that the Amended and Restated Certificate of Incorporation of this corporation be amended and restated in its entirety to read as follows:

FIRST: The name of the Corporation is “Full House Resorts, Inc.”

SECOND: The address of the Corporation’s registered office in the State of Delaware is 1013 Centre Road, City of Wilmington, County of New Castle. The name of the Corporation’s registered agent at such address is Corporation Service Company.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

FOURTH: The total number of shares that the Corporation may issue is 30,000,000, of which 25,000,000 shall be shares of Common Stock, $.0001 par value, and 5,000,000 shall be shares of Preferred Stock, $.0001 par value.

Each share of Common Stock, $.0001 par value, of the Corporation, whether issued or unissued (the “Pre-Split Common Stock”) shall become, effective as of the close of business on September , 1992 (on which date a Certificate of Amendment was filed with the Secretary of State of Delaware with respect to this Article Fourth), and thereafter continue to be, one-two hundredth of a share of Common Stock of this Corporation, $.0001 par value (the “Post-Split Common Stock”), provided that the shares of Pre-Split Common Stock issued in the name of any holder as of such time shall be converted only into a whole number of shares at the rate of one share for each two-hundred shares theretofore issued and any fractional shares thus resulting shall be treated in the manner specified below. Each holder of record of issued and outstanding shares of this Corporation’s Pre-Split Common Stock, at the close of business on said date, shall be entitled to receive, upon surrender of his or her stock certificate or certificates, a new certificate representing the number of shares of Post-Split Common Stock of which he or she is the owner after giving effect to the provisions of this Article Fourth. Each Stockholder who has an aggregate number of shares of Pre-Split Common Stock registered in his or her name as of the Effective Date so that he or she would otherwise, after giving effect to all such shares so registered, be entitled to receive a fraction of a share of the Post-Split Common Stock as a result of the reverse stock split will have such fractional share rounded up to the nearest whole share number of Post-Split Common Stock at no additional cost.

FIFTH: With respect to the directors and certain beneficial holders of the capital stock of the Corporation:

1. Definitions. For purposes of this Article Fifth:

(a) “Affiliate” and “Associate” have the respective meanings given those terms in Rule 12b-2 of the General Rules and Regulations promulgated under the Securities Exchange Act of 1934, as amended, with the term “registrant” as used therein meaning the Corporation.

(b) “Board Member” means any Person who is serving as a member of the Board of Directors of the Corporation.

(c) A Person is the “Beneficial Owner” of issued and outstanding shares of capital stock of the Corporation:

(i)	with respect to which such Person or any of its Affiliates and Associates, pursuant to any agreement, arrangement or understanding, or otherwise, has or shares, directly or indirectly, voting power, including the power to vote or direct the voting of such shares, or investment power, including the power to dispose or to direct the disposition of such shares, or both;

(ii)	that such Person or any of its Affiliates or Associates has the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; or

(iii)	that are beneficially owned, directly or indirectly, by any other Person with which such first-mentioned Person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of capital stock of the Corporation, as the case may be.

(d) “Disqualified Director” means any Board Member (i) whose membership on the Board of Directors could reasonably result in (A) the disapproval, modification, or non-renewal of any Gaming Related Contract to which the Corporation or any its Affiliates is a party or is subject; or (B) the failure to obtain or the loss or non-reinstatement of any license, permit or franchise from any Gaming Authority held by the Corporation or any of its Affiliates to conduct any portion of the business of the Corporation or its Affiliates; (ii) who fails or refuses to immediately fulfill its obligations as provided in Section 2 below; or (iii) who otherwise fails or refuses to obtain any license, permit or other qualification required by any Gaming Authority in connection with the conduct of the business of the Corporation.

(e) “Disqualified Holder” means any Beneficial Owner of shares of capital stock of the Corporation whose holding of shares of capital stock may result or, when taken together with the holding of shares of capital stock by any other Beneficial Owner, may result, in the judgment of the Board of Directors, in (i) the disapproval, modification, or non-renewal of any Gaming Related Contract to which the Corporation or any its Affiliates is a party or is subject; or (ii) the failure to obtain or the loss or non-reinstatement of any license, permit or franchise from any Gaming Authority held by the Corporation or any of its Affiliates to conduct any portion of the business of the Corporation or its Affiliates.

(f) “Fair Market Value” means, with respect to the shares of capital stock being redeemed pursuant to this Article Fifth: (A) the average closing sales price of such shares during the 10-day period immediately preceding the Redemption Date, as quoted on the American Stock Exchange, or such other stock exchange upon which such shares of capital stock are then listed or (B) if such shares are not listed on any stock exchange, the average closing bid quotation with respect to such shares during the 10-day period immediately preceding the Redemption Date on any quotation system then in use; or (C) if no such quotations are available, the fair market value of such shares on the Redemption Date, as determined in good faith by the Board of Directors.

(g) “Gaming Authority” means any of the Nevada Gaming Commission, the Nevada Gaming Control Board and any successors thereto, or any other federal, state, local, tribal or other governmental authority regulating any form of gaming that has, or may have, jurisdiction over the Corporation.

(h) “Gaming Related Contract” means any contract or agreement that is regulated or required to be approved by any Gaming Authority.

(i) “Person” means any individual, firm, corporation, partnership, limited liability company or other entity.

(j) “Redemption Date” means the date fixed by the Board of Directors for the redemption of any shares of capital stock of the Corporation pursuant to this Article Fifth.

2. Board Member Obligations. Every Board Member will: (a) provide to any Gaming Authority information regarding such Board Member, including without limitation thereof, information regarding other gaming-related activities of such Board Member and financial statements, in such form, and with such updates, as may be required by such Gaming Authority to determine such Board Member’s suitability to serve as a Board Member; (b) respond to written or oral questions that may be propounded by any Gaming Authority; (c) consent to the performance of any background investigation that may be required by any Gaming Authority, including without limitation thereto, an investigation of any criminal record of such Board Member; and (iv) if required by any Gaming Authority, apply for and obtain all appropriate licenses, permits or approvals as required by a Gaming Authority.

3. Beneficial Owner Obligations. In addition to any information that may be required to be disclosed pursuant to the rules and regulations of the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended:

(a) Any Person who becomes the Beneficial Owner of five percent (5%) or more of any class or series of the Corporation’s issued and outstanding capital stock must notify the Corporation and the relevant Gaming Authorities in writing of such fact in accordance with applicable law.

(b) Any Person who becomes the Beneficial Owner of ten percent (10%) or more of any class or series of the Corporation’s issued and outstanding capital stock will be deemed to have agreed to: (i) provide to any Gaming Authority information regarding such Person, including without limitation thereof, information regarding other gaming-related activities of such Person and financial statements, in such form, and with such updates, as may be required by any Gaming Authority to determine such Person’s suitability as a Beneficial Owner of such capital stock; (ii) respond to written or oral questions that may be propounded by any Gaming Authority; (iii) consent to the performance of any background investigation that may be required by any Gaming Authority, including without limitation thereto, an investigation of any criminal record of such Person; (iv) if required by any Gaming Authority, apply for and obtain all appropriate licenses required by the Gaming Authority; and (v) and pay any costs incurred by any Gaming Authority in connection with such investigation and application.

(c) Any Person who fails to comply with the foregoing provisions will be deemed to have agreed: (i) to indemnify, defend and hold the Corporation, its directors, officers, stockholders, employees and agents from and against any and all losses, damages, liabilities, fines, penalties, costs and expenses (including without limitation, attorneys’ fees) that the Corporation may incur that arise or result from such Person’s failure to comply with this Article Fifth and applicable law; and (ii) that as compensation to the Corporation for the foregoing indemnification obligations, and not as a penalty, the Corporation may withhold all or a portion of the Redemption Price that would otherwise be payable to such Person or, if no Redemption Price is payable under this Article Fifth, then the Corporation may cancel such number of shares of the Corporation’s capital stock of which such Person is the Beneficial Owner, but only in the amount necessary to reduce such Person’s Beneficial Ownership to a level that would not result in the Corporation having any liability to any Gaming Authority or any other Person.

4. Disqualified Directors. Notwithstanding any other provisions of this Certificate of Incorporation, any Disqualified Director shall be automatically removed from the Board of Directors without further action by the stockholders or Board of Directors of the Corporation.

5. Disqualified Holders. Notwithstanding any other provisions of this Certificate of Incorporation, all or a portion of the outstanding shares of capital stock held by a Disqualified Holder will be subject to redemption at any time by the Corporation by action of the Board of Directors. The terms and conditions of such redemption will be as follows:

(a) the redemption price of the shares to be redeemed pursuant to this Section 5 will be equal to the Fair Market Value of such shares, or such other redemption price as may be required by applicable law;

(b) the redemption price of such shares will be paid, at the Corporation’s election in its sole discretion, in cash or other immediately available funds or by delivery of a promissory note payable to the Disqualified Holder, or any combination of the two. If all or a portion of the redemption price is to be paid pursuant to a promissory note, unless the Corporation agrees otherwise, such promissory note will be unsecured, payable over a period of five years and will bear interest, compounded annually, at the prime rate of interest, as published in The Wall Street Journal on the Redemption Date (or, if the Redemption Date is not a business day, the business day immediately preceding the Redemption Date); provided, that if The Wall Street Journal ceases to publish the prime rate, the Corporation will reasonably determine a substitute method for determining the prime rate;

(c) if less than all the shares held by the Disqualified Holders are to be redeemed, the shares to be redeemed will be selected in a manner determined by the Board of Directors, which may include selection first of the most recently purchased shares thereof, selection by lot, or selection in any other manner determined by the Board of Directors;

(d) at least 10 days’ written notice of the Redemption Date will be given to Disqualified Holders of the shares to be redeemed;

(e) from and after the Redemption Date or such earlier date as mandated by applicable law, any and all rights of whatever nature, which may be held by the Disqualified Holders of shares selected for redemption (including without limitation any rights to vote or participate in dividends declared on capital stock of the same class or series as such shares), will cease and terminate and thenceforth the Disqualified Holder will be entitled only to receive the redemption price payable upon redemption; and

(f) such other terms and conditions as the Board of Directors may determine.

The foregoing notwithstanding, the number of shares of capital stock of a Disqualified Holder to be redeemed pursuant to this Article Fifth will be the minimum number of shares as required to cause such Disqualified Person to be in compliance with, or not subject to, regulatory requirements of the Gaming Authorities.

SIXTH: The Corporation is to have perpetual existence.

SEVENTH: Election of Directors need not be by written ballot unless the By-Laws of the Corporation shall so provide.

EIGHTH: The Board of Directors shall have power without the assent or vote of the stockholders to adopt, amend, or repeal the By-Laws of the Corporation.

NINTH: The Board of Directors shall have the power to amend, alter, change, or repeal any provisions contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon the stockholders herein are granted subject to this reservation.

TENTH: No director shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such director as a director. Notwithstanding the foregoing sentence, a director shall be liable to the extent provided by applicable law (i) for breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director derived an improper personal benefit. No amendment to or repeal of this Article shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

*    *    *

3. The foregoing amendment and restatement was approved by the holders of the requisite number of shares of said corporation in accordance with Section 228 of the General Corporation Law.

4. That said Amended and Restated Certificate of Incorporation, which restates and integrates and further amends the provisions of the Corporation’s Certificate of Incorporation, has been duly adopted in accordance with Sections 242 and 245 of the General Corporation Law.

IN WITNESS WHEREOF, this Amended and Restated Certificate of Incorporation has been executed by a duly authorized officer of the Corporation on this          day of                     , 2006.

By:
Name:
Title:

Appendix E

FULL HOUSE RESORTS, INC.

2006 INCENTIVE COMPENSATION PLAN

1. Purpose. The purpose of this FULL HOUSE RESORTS, INC. 2006 INCENTIVE COMPENSATION PLAN (the “Plan”) is to assist Full House Resorts, Inc., a Delaware corporation (the “Company”) and its Related Entities (as hereinafter defined) in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to the Company or its Related Entities by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s shareholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of shareholder value.

2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof.

(a) “Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award, Share granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award or Performance Award, together with any other right or interest, granted to a Participant under the Plan.

(b) “Award Agreement” means any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder.

(c) “Beneficiary” means the person, persons, trust or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

(d) “Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

(e) “Board” means the Company’s Board of Directors.

(f) “Cause” shall, with respect to any Participant have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Cause” shall have the equivalent meaning or the same meaning as “cause” or “for cause” set forth in any employment, consulting, or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the failure by the Participant to perform, in a reasonable manner, his or her duties as assigned by the Company or a Related Entity, (ii) any violation or breach by the Participant of his or her employment, consulting or other similar agreement with the Company or a Related Entity, if any, (iii) any violation or breach by the Participant of any non-competition, non-solicitation, non-disclosure and/or other similar agreement with the Company or a Related Entity, (iv) any act by the Participant of dishonesty or bad faith with respect to the Company or a Related Entity, (v) use of alcohol, drugs or other similar substances in a manner that adversely affects the Participant’s work performance, or (vi) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company or any Related Entity. The good faith determination by the Committee of whether the Participant’s Continuous Service was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder.

(g) “Change in Control” means a Change in Control as defined with related terms in Section 9(b) of the Plan.

(h) “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(i) “Committee” means a committee designated by the Board to administer the Plan; provided, however, that if the Board fails to designate a committee or if there are no longer any members on the committee so designated by the Board, then the Board shall serve as the Committee. The Committee shall consist of at least two directors, and each member of the Committee shall be (i) a “non-employee director” within the meaning of Rule 16b-3 (or any successor rule) under the Exchange Act, unless administration of the Plan by “non-employee directors” is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, (ii) an “outside director” within the meaning of Section 162(m) of the Code, and (iii) “Independent”.

(j) “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(k) “Continuous Service” means the uninterrupted provision of services to the Company or any Related Entity in any capacity of Employee, Director, Consultant or other service provider. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities, or any successor entities, in any capacity of Employee, Director, Consultant or other service provider, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director, Consultant or other service provider (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

(l) “Covered Employee” means an Eligible Person who is a “covered employee” within the meaning of Section 162(m)(3) of the Code, or any successor provision thereto.

(m) “Deferred Stock” means a right to receive Shares, including Restricted Stock, cash or a combination thereof, at the end of a specified deferral period.

(n) “Deferred Stock Award” means an Award of Deferred Stock granted to a Participant under Section 6(e) hereof.

(o) “Director” means a member of the Board or the board of directors of any Related Entity.

(p) “Disability” means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

(q) “Dividend Equivalent” means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.

(r) “Effective Date” means the effective date of the Plan, which shall be January 1, 2006.

(s) “Eligible Person” means each officer, Director, Employee, Consultant and other person who provides services to the Company or any Related Entity. The foregoing notwithstanding, only employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence may be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.

(t) “Employee” means any person, including an officer or Director, who is an employee of the Company or any Related Entity. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(u) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(v) “Fair Market Value” means the fair market value of Shares, Awards or other property as determined by the Committee, or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of a Share as of any given date shall be the closing sale price per Share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Shares are traded on the date immediately preceding the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.

(w) “Good Reason” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Good Reason” shall have the equivalent meaning or the same meaning as “good reason” or “for good reason” set forth in any employment, consulting or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the assignment to the Participant of any duties inconsistent in any material respect with the Participant’s position (including status, titles and reporting requirements), authority, duties or responsibilities as assigned by the Company or a Related Entity, or any other action by the Company or a Related Entity which results in a material diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant; (ii) any material failure by the Company or a Related Entity to comply with its obligations to the Participant as agreed upon, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant; or (iii) the Company’s or Related Entity’s requiring the Participant to be based at any office or location outside of one-hundred miles from the location of employment or service as of the date of Award, except for travel reasonably required in the performance of the Participant’s responsibilities.

(x) “Incentive Stock Option” means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

(y) “Independent”, when referring to either the Board or members of the Committee, shall have the same meaning as used in the rules of the American Stock Exchange or any national securities exchange on which any securities of the Company are listed for trading, and if not listed for trading, by the rules of the Nasdaq Stock Market.

(z) “Incumbent Board” means the Incumbent Board as defined in Section 9(b)(ii) of the Plan.

(aa) “Option” means a right granted to a Participant under Section 6(b) hereof, to purchase Shares or other Awards at a specified price during specified time periods.

(bb) “Optionee” means a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan.

(cc) “Other Stock-Based Awards” means Awards granted to a Participant under Section 6(i) hereof.

(dd) “Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

(ee) “Performance Award” shall mean any Award of Performance Shares or Performance Units granted pursuant to Section 6(h).

(ff) “Performance Period” means that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

(gg) “Performance Share” means any grant pursuant to Section 6(h) of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(hh) “Performance Unit” means any grant pursuant to Section 6(h) of a unit valued by reference to a designated amount of property (including cash) other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(ii) “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 13(d) thereof.

(jj) “Related Entity” means any Subsidiary, and any business, corporation, partnership, limited liability company or other entity designated by Board in which the Company or a Subsidiary holds a substantial ownership interest, directly or indirectly.

(kk) “Restricted Stock” means any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such risks of forfeiture and other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

(ll) “Restricted Stock Award” means an Award granted to a Participant under Section 6(d) hereof.

(mm) “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(nn) “Shareholder Approval Date” means the date on which this Plan is approved shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable requirements under the rules of any stock exchange or automated quotation system on which the Shares may be listed on quoted, and other laws, regulations and obligations of the Company applicable to the Plan.

(oo) “Shares” means the shares of common stock of the Company, par value $.0001 per share, and such other securities as may be substituted (or resubstituted) for Shares pursuant to Section 10(c) hereof.

(pp) “Stock Appreciation Right” means a right granted to a Participant under Section 6(c) hereof.

(qq) “Subsidiary” means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

(rr) “Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines.

3. Administration.

(a) Authority of the Committee. The Plan shall be administered by the Committee, except to the extent the Board elects to administer the Plan, in which case the Plan shall be administered by only those directors who are Independent Directors, in which case references herein to the “Committee” shall be deemed to include references to the Independent members of the Board. The Committee shall have full and final authority, subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award Agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee under the Plan or pursuant to any Award, the Committee shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person or Participant in a manner consistent with the treatment of other Eligible Persons or Participants.

(b) Manner of Exercise of Committee Authority. The Committee, and not the Board, shall exercise sole and exclusive discretion on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act. Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, its Related Entities, Participants, Beneficiaries, transferees under Section 10(b) hereof or other persons claiming rights from or through a Participant, and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Related Entity, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions as the Committee may determine to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company and will not cause Awards intended to qualify as “performance-based compensation” under Code Section 162(m) to fail to so qualify. The Committee may appoint agents to assist it in administering the Plan.

(c) Limitation of Liability. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company’s independent auditors, Consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4. Shares Subject to Plan.

(a) Limitation on Overall Number of Shares Available for Delivery Under Plan. Subject to adjustment as provided in Section 10(c) hereof, the total number of Shares reserved and available for delivery under the Plan shall be One Million, One Hundred Thousand (1,100,000) shares of Common Stock. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

(b) Application of Limitation to Grants of Award. No Award may be granted if the number of Shares to be delivered in connection with such an Award or, in the case of an Award relating to Shares but settled only in cash (such as cash-only Stock Appreciation Rights), the number of Shares to which such Award relates, exceeds the number of Shares remaining available for delivery under the Plan, minus the number of Shares deliverable in settlement of or relating to then outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an Award.

(c) Availability of Shares Not Delivered under Awards and Adjustments to Limits.

(i) If any Shares subject to an Award are forfeited, expire or otherwise terminate without issuance of such Shares, or any Award is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for Awards under the Plan, subject to Section 4(c)(iv) below.

(ii) In the event that any Option or other Award granted hereunder is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, or withholding tax liabilities arising from such option or other award are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then only the number of Shares issued net of the Shares tendered or withheld shall be counted for purposes of determining the maximum number of Shares available for grant under the Plan.

(iii) Substitute Awards shall not reduce the Shares authorized for grant under the Plan or authorized for grant to a Participant in any period. Additionally, in the event that a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for delivery under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

(iv) Any Shares that again become available for delivery pursuant to this Section 4(c) shall be added back as one (1) Share.

(v) Notwithstanding anything in this Section 4(c) to the contrary and solely for purposes of determining whether Shares are available for the delivery of Incentive Stock Options, the maximum aggregate number of shares that may be granted under this Plan shall be determined without regard to any Shares restored pursuant to this Section 4(c) that, if taken into account, would cause the Plan to fail the requirement under Code Section 422 that the Plan designate a maximum aggregate number of shares that may be issued.

5. Eligibility; Per-Person Award Limitations. Awards may be granted under the Plan only to Eligible Persons. Subject to adjustment as provided in Section 10(c), in any fiscal year of the Company during any part of which the Plan is in effect, no Participant may be granted (i) Options or Stock Appreciation Rights with respect to more than 500,000 Shares or (ii) Restricted Stock, Deferred Stock, Performance Shares and/or Other Stock-Based Awards with respect to more than 500,000 Shares. In addition, the maximum dollar value payable to any one Participant with respect to Performance Units is (x) $2,500,000 with respect to any 12 month Performance Period and (y) with respect to any Performance Period that is more than 12 months, $5,000,000.

6. Specific Terms of Awards.

(a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of the Participant’s Continuous Service and terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of Delaware law, no consideration other than services may be required for the grant (but not the exercise) of any Award.

(b) Options. The Committee is authorized to grant Options to any Eligible Person on the following terms and conditions:

(i) Exercise Price. Other than in connection with Substitute Awards, the exercise price per Share purchasable under an Option shall be determined by the Committee, provided that such exercise price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of the Option and shall not, in any event, be less than the par value of a Share on the date of grant of the Option. If an Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and an Incentive Stock Option is granted to such employee, the exercise price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value a Share on the date such Incentive Stock Option is granted. Other than pursuant to Section 10(c), the Committee shall not be permitted to (A) lower the exercise price per Share of an Option after it is granted, (B) cancel an Option when the exercise price per Share exceeds the Fair Market Value of the underlying Shares in exchange for another Award (other than in connection with Substitute Awards), or (C) take any other action with respect to an Option that may be treated as a repricing, without approval of the Company’s shareholders.

(ii) Time and Method of Exercise. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the methods by which the exercise price may be paid or deemed to be paid (including in the discretion of the Committee a cashless exercise procedure), the form of such payment, including, without limitation, cash, Shares, other Awards or awards granted under other plans of the Company or a Related Entity, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis provided that such deferred payments are not in violation of the Sarbanes-Oxley Act of 2002, or any rule or regulation adopted thereunder or any other applicable law), and the methods by or forms in which Shares will be delivered or deemed to be delivered to Participants.

(iii) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options (including any Stock Appreciation Right issued in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested, or consents to, the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

(A) the Option shall not be exercisable more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant; and

(B) The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company (and any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) during any calendar year exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000.

(c) Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights to any Eligible Person in conjunction with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option (a “Tandem Stock Appreciation Right”), or without regard to any Option (a “Freestanding Stock Appreciation Right”), in each case upon such terms and conditions as the Committee may establish in its sole discretion, not inconsistent with the provisions of the Plan, including the following:

(i) Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Committee. The grant price of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of a Share on the date of grant, in the case of a Freestanding Stock Appreciation Right, or less than the associated Option exercise price, in the case of a Tandem Stock Appreciation Right. Other than pursuant to Section 10(c), the Committee shall not be permitted to (A) lower the grant price per Share of a Stock Appreciation Right after it is granted, (B) cancel a Stock Appreciation Right when the grant price per Share exceeds the Fair Market Value of the underlying Shares in exchange for another Award (other than in connection with Substitute Awards), or (C) take any other action with respect to a Stock Appreciation Right that may be treated as a repricing, without shareholder approval.

(ii) Other Terms. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right.

(iii) Tandem Stock Appreciation Rights. Any Tandem Stock Appreciation Right may be granted at the same time as the related Option is granted or, for Options that are not Incentive Stock Options, at any time thereafter before exercise or expiration of such Option. Any Tandem Stock Appreciation Right related to an Option may be exercised only when the related Option would be exercisable and the Fair Market Value of the Shares subject to the related Option exceeds the exercise price at which Shares can be acquired pursuant to the Option. In addition, if a Tandem Stock Appreciation Right exists with respect to less than the full number of Shares covered by a related Option, then an exercise or termination of such Option shall not reduce the number of Shares to which the Tandem Stock Appreciation Right applies until the number of Shares then exercisable under such Option equals the number of Shares to which the Tandem Stock Appreciation Right applies. Any Option related to a Tandem Stock Appreciation Right shall no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised, and any Tandem Stock Appreciation Right shall no longer be exercisable to the extent the related Option has been exercised.

(d) Restricted Stock Awards. The Committee is authorized to grant Restricted Stock Awards to any Eligible Person on the following terms and conditions:

(i) Grant and Restrictions. Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, or as otherwise provided in this Plan, covering a period of time specified by the Committee (the “Restriction Period”). The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to a Restricted Stock Award, a Participant granted Restricted Stock shall have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the Restriction Period, subject to Section 10(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

(ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable Restriction Period, the Participant’s Restricted Stock that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to Restricted Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes.

(iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iv) Dividends and Splits. As a condition to the grant of a Restricted Stock Award, the Committee may require or permit a Participant to elect that any cash dividends paid on a Share of Restricted Stock be automatically reinvested in additional Shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Committee, Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Shares or other property have been distributed.

(e) Deferred Stock Award. The Committee is authorized to grant Deferred Stock Awards to any Eligible Person on the following terms and conditions:

(i) Award and Restrictions. Satisfaction of a Deferred Stock Award shall occur upon expiration of the deferral period specified for such Deferred Stock Award by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, a Deferred Stock Award shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. A Deferred Stock Award may be satisfied by delivery of Shares, cash equal to the Fair Market Value of the specified number of Shares covered by the Deferred Stock, or a combination thereof, as determined by the Committee at the date of grant or thereafter. Prior to satisfaction of a Deferred Stock Award, a Deferred Stock Award carries no voting or dividend or other rights associated with Share ownership.

(ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Deferred Stock Award), the Participant’s Deferred Stock Award that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to a Deferred Stock Award shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of any Deferred Stock Award.

(iii) Dividend Equivalents. Unless otherwise determined by the Committee at date of grant, any Dividend Equivalents that are granted with respect to any Deferred Stock Award shall be either (A) paid with respect to such Deferred Stock Award at the dividend payment date in cash or in Shares of unrestricted stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Deferred Stock Award and the amount or value thereof automatically deemed reinvested in additional Deferred Stock, other Awards or other investment vehicles, as the Committee shall determine or permit the Participant to elect.

(f) Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant Shares to any Eligible Persons as a bonus, or to grant Shares or other Awards in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Eligible Persons subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Shares or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Shares or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

(g) Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to any Eligible Person entitling the Eligible Person to receive cash, Shares, other Awards, or other property equal in value to the dividends paid with respect to a specified number of Shares, or other periodic payments. Dividend

Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

(h) Performance Awards. The Committee is authorized to grant Performance Awards to any Eligible Person payable in cash, Shares, or other Awards, on terms and conditions established by the Committee, subject to the provisions of Section 8 if and to the extent that the Committee shall, in its sole discretion, determine that an Award shall be subject to those provisions. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award; provided, however, that a Performance Period shall not be shorter than 12 months nor longer than three years. Except as provided in Section 9 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 8(b), or in the case of an Award that the Committee determines shall not be subject to Section 8 hereof, any other criteria that the Committee, in its sole discretion, shall determine should be used for that purpose. The amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis.

(i) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to any Eligible Person such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan. Other Stock-Based Awards may be granted to Participants either alone or in addition to other Awards granted under the Plan, and such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan. The Committee shall determine the terms and conditions of such Awards. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(i) shall be purchased for such consideration, (including without limitation loans from the Company or a Related Entity provided that such loans are not in violation of the Sarbanes Oxley Act of 2002, or any rule or regulation adopted thereunder or any other applicable law) paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards or other property, as the Committee shall determine. Except for certain limited situations (including termination of employment, a Change in Control referred to in Section 9, grants to new hires to replace forfeited compensation, grants representing payment of earned Performance Awards or other incentive compensation, or grants to Directors), Other Stock-Based Awards subject solely to future service requirements shall be subject to restrictions for a period of not less than three years from date of grant (but permitting pro-rata vesting over such time).

7. Certain Provisions Applicable to Awards.

(a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Deferred Stock or Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options or Stock Appreciation Right granted with an exercise price or grant price “discounted” by the amount of the cash compensation surrendered).

(b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or Stock Appreciation Right exceed a period of ten years (or in the case of an Incentive Stock Option such shorter term as may be required under Section 422 of the Code).

(c) Form and Timing of Payment Under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Shares, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. Any installment or deferral provided for in the preceding sentence shall, however, be subject to the Company’s compliance with the provisions of the Sarbanes-Oxley Act of 2002, the rules and regulations adopted by the Securities and Exchange Commission thereunder, and all applicable rules of the OTC Bulletin Board or any national securities exchange on which the Company’s securities are listed for trading and, if not listed for trading on either the OTC Bulletin Board or a national securities exchange, then the rules of the Nasdaq Stock Market. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Committee (subject to Section 10(e) of the Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award Agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Shares.

(d) Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

(e) Code Section 409A. If and to the extent that the Committee believes that any Awards may constitute a “nonqualified deferred compensation plan” under Section 409A of the Code, the terms and conditions set forth in the Award Agreement for that Award shall be drafted in a manner that is intended to comply with, and those provisions (and the provisions of the Plan applicable thereto) shall be interpreted in a manner consistent with, the applicable requirements of Section 409A of the Code.”

8. Code Section 162(m) Provisions.

(a) Covered Employees. The Committee, in its discretion, may determine at the time an Award is granted to an Eligible Person who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, that the provisions of this Section 8 shall be applicable to such Award.

(b) Performance Criteria. If an Award is subject to this Section 8, then the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be contingent upon achievement of one or more objective performance goals. Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” One or more of the following business criteria for the Company, on a consolidated basis, and/or for Related Entities, or for business or geographical units of the Company and/or a Related Entity (except with respect to the total shareholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Awards: (1) earnings per share; (2) revenues or margins; (3) cash flow; (4) operating margin; (5) return on net assets, investment, capital, or equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total shareholder return; and (13) debt reduction. Any of the above goals may be determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of companies that are comparable to the Company. The Committee may exclude the impact of an event or occurrence which the Committee determines should appropriately be excluded, including without limitation (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (iii) a change in accounting standards required by generally accepted accounting principles.

(c) Performance Period; Timing For Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a Performance Period no shorter than 12 months and no longer than three years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any Performance Period applicable to such Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under Code Section 162(m).

(d) Adjustments. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with Awards subject to this Section 8, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of an Award subject to this Section 8. The Committee shall specify the circumstances in which such Awards shall be paid or forfeited in the event of termination of Continuous Service by the Participant prior to the end of a Performance Period or settlement of Awards.

(e) Committee Certification. No Participant shall receive any payment under the Plan that is subject to this Section 8 unless the Committee has certified, by resolution or other appropriate action in writing, that the performance criteria and any other material terms previously established by the Committee or set forth in the Plan, have been satisfied to the extent necessary to qualify as “performance based compensation” under Code Section 162(m).

9. Change in Control.

(a) Effect of “Change in Control.” Subject to Section 9(a)(iv), and if and only to the extent provided in the Award Agreement, or to the extent otherwise determined by the Committee, upon the occurrence of a “Change in Control,” as defined in Section 9(b):

(i) Any Option or Stock Appreciation Right that was not previously vested and exercisable as of the time of the Change in Control, shall become immediately vested and exercisable, subject to applicable restrictions set forth in Section 10(a) hereof.

(ii) Any restrictions, deferral of settlement, and forfeiture conditions applicable to a Restricted Stock Award, Deferred Stock Award or an Other Stock-Based Award subject only to future service requirements granted under the Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 10(a) hereof.

(iii) With respect to any outstanding Award subject to achievement of performance goals and conditions under the Plan, the Committee may, in its discretion, deem such performance goals and conditions as having been met as of the date of the Change in Control.

(iv) Notwithstanding the foregoing, if in the event of a Change in Control the successor company assumes or substitutes for an Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award, then each outstanding Option, Stock Appreciation Right,

Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award shall not be accelerated as described in Sections 9(a)(i), (ii) and (iii). For the purposes of this Section 9(a)(iv), an Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award shall be considered assumed or substituted for if following the Change in Control the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company or its parent or subsidiary, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award, for each Share subject thereto, will be solely common stock of the successor company or its parent or subsidiary substantially equal in fair market value to the per share consideration received by holders of Shares in the transaction constituting a Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding. Notwithstanding the foregoing, on such terms and conditions as may be set forth in an Award Agreement, in the event of a termination of a Participant’s employment in such successor company (other than for Cause) within 24 months following such Change in Control, each Award held by such Participant at the time of the Change in Control shall be accelerated as described in Sections 9(a)(i), (ii) and (iii) above.

(b) Definition of “Change in Control”. Unless otherwise specified in an Award Agreement, a “Change in Control” shall mean the occurrence of any of the following:

(i) The acquisition by any Person of Beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of either (A) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities) (the foregoing Beneficial Ownership hereinafter being referred to as a “Controlling Interest”); provided, however, that for purposes of this Section 9(b), the following acquisitions shall not constitute or result in a Change of Control: (v) any acquisition directly from the Company; (w) any acquisition by the Company; (x) any acquisition by any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest; (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary; or (z) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) below; or

(ii) During any period of two (2) consecutive years (not including any period prior to the Effective Date) individuals who constitute the Board on the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company or any of its Subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its Subsidiaries (each a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination or any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest) beneficially owns, directly or indirectly, fifty percent (50%) or more of the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the Board of Directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(iv) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

10. General Provisions.

(a) Compliance With Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Shares or payment of other benefits under any Award until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Shares or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Committee, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

(b) Limits on Transferability; Beneficiaries. No Award or other right or interest granted under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than Incentive Stock Options and Stock Appreciation Rights in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award Agreement (subject to any terms and conditions which the Committee may impose thereon). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

(c) Adjustments.

(i) Adjustments to Awards. In the event that any extraordinary dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Shares and/or such other securities of the Company or any other issuer such that a substitution, exchange, or adjustment is determined by the Committee to be appropriate, then the Committee shall, in such manner as it may deem equitable, substitute, exchange or adjust any or all of (A) the number and kind of Shares which may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares by which annual per-person Award limitations are measured under Section 5 hereof, (C) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Committee determines to be appropriate.

(ii) Adjustments in Case of Certain Corporate Transactions. In the event of any merger, consolidation or other reorganization in which the Company does not survive, or in the event of any Change in Control, any outstanding Awards may be dealt with in accordance with any of the following approaches, as determined by the agreement effectuating the transaction or, if and to the extent not so determined, as determined by the Committee: (a) the continuation of the outstanding Awards by the Company, if the Company is a surviving corporation, (b) the assumption or substitution for, as those terms are defined in Section 9(b)(iv) hereof, the outstanding Awards by the surviving corporation or its parent or subsidiary, (c) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (d) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such Awards (which value, in the case of Options or Stock Appreciation Rights, shall be measured by the amount, if any, by which the Fair Market Value of a Share exceeds the exercise or grant price of the Option or Stock Appreciation Right as of the effective date of the transaction). The Committee shall give written notice of any proposed transaction referred to in this Section 10(c)(ii) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Participants may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Awards that are then exercisable (including any Awards that may become exercisable upon the closing date of such transaction). A Participant may condition his exercise of any Awards upon the consummation of the transaction.

(iii) Other Adjustments. The Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Section 162(m) of the Code) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards, or performance goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant, provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, Stock Appreciation Rights, Performance Awards granted pursuant to Section 8(b) hereof to Participants designated by the Committee as Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder.

(d) Taxes. The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company or any Related Entity and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

(e) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee’s authority to grant Awards under the Plan, without the consent of shareholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company’s shareholders not later than the annual meeting next following such Board action if such shareholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or Code Section 162(m)) or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to shareholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under such Award.

(f) Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder or under any Award shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person’s or Participant’s Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a shareholder of the Company unless and until the Participant is duly issued or transferred Shares in accordance with the terms of an Award.

(g) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Shares pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Shares, other Awards or other property, or make other arrangements to meet the Company’s obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

(h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Section 162(m) of the Code.

(i) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(j) Governing Law. The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement shall be determined in accordance with the laws of the State of Delaware without giving effect to principles of conflict of laws, and applicable federal law.

(k) Non-U.S. Laws. The Committee shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Subsidiaries may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.

(l) Plan Effective Date and Shareholder Approval; Termination of Plan. The Plan shall become effective on the Effective Date, subject to subsequent approval, within 12 months of its adoption by the Board, by shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable requirements under the rules of any stock exchange or automated quotation system on which the Shares may be listed or quoted, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to shareholder approval, but may not be exercised or otherwise settled in the event the shareholder approval is not obtained. The Plan shall terminate at the earliest of (a) such time as no Shares remain available for issuance under the Plan, (b) termination of this Plan by the Board, or (c) the tenth anniversary of the Effective Date. Awards outstanding upon expiration of the Plan shall remain in effect until they have been exercised or terminated, or have expired.

PROXY

FULL HOUSE RESORTS, INC.

This Proxy is Solicited on behalf of the Board of Directors

KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, a stockholder in Full House Resorts, Inc., a Delaware corporation (“Full House”), hereby appoints Andre M. Hilliou and                     , and each of them acting jointly, if more than one be present, to be the true and lawful attorneys and proxies for the undersigned, to vote all shares of Full House as the undersigned is entitled to vote, with all powers the undersigned would possess if personally present, at the annual meeting of stockholders of Full House to be held on May 31, 2006 or any adjournment thereof, on the following matters and, in their discretion, on such other matters as may properly come before the meeting. This proxy will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the following Proposals.

ANNUAL MEETING OF STOCKHOLDERS OF

FULL HOUSE RESORTS, INC.

MAY 31, 2006

PROPOSAL ONE: Election of Directors.

☐	FOR all nominees listed below	☐	WITHHOLD AUTHORITY to vote for all nominees listed below

A VOTE FOR ALL NOMINEES IS RECOMMENDED BY THE BOARD OF DIRECTORS.

NOMINEES ARE:

Carl G. Braunlich	Lee A. Iacocca
Andre M. Hilliou	William P. McComas
Mark J. Miller	J. Michael Paulson

*	To withhold authority to vote for any individual nominee, print that nominee’s name on the line provided below:

Exceptions:

PROPOSAL TWO: Approval of the amendment and restatement of Full House’s Certificate of Incorporation to include a new stock ownership restriction provision in connection with Full House’s application for gaming licenses in Nevada and other minor technical amendments

A VOTE FOR APPROVAL IS RECOMMENDED BY THE BOARD OF DIRECTORS.

☐	FOR approval	☐	AGAINST approval

PROPOSAL THREE: Approval and adoption of the Full House Resorts, Inc. 2006 Incentive Compensation Plan.

A VOTE FOR APPROVAL AND ADOPTION IS RECOMMENDED BY THE BOARD OF DIRECTORS.

☐	FOR approval and adoption	☐	AGAINST approval and adoption

PROPOSAL FOUR: Ratification of Piercy Bowler Taylor & Kern as independent auditors of Full House for 2006.

A VOTE FOR RATIFICATION IS RECOMMENDED BY THE BOARD OF DIRECTORS.

☐	FOR ratification	☐	AGAINST ratification

OTHER MATTERS: Granting the proxies discretionary authority to vote upon any other unforeseen matters which are properly brought before the meeting as management may recommend.

The undersigned hereby revokes any and all other proxies heretofore given by the undersigned and hereby ratifies all that the above-named proxies may do at such meeting or any adjournments thereof, by virtue hereof.

Dated:	, 2006

Signature(s)

Note: When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such and also state the name of the stockholder of record for whom you act. If a corporation, please sign in full corporate name by President or other authorized officer.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY USING THE ENCLOSED ENVELOPE.